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                                                                    EXHIBIT 10.1

                          STANDARD INDUSTRIAL NET LEASE

CENTER NAME:        ONE TECHNOLOGY PLACE

LANDLORD:           COLLINS-TECH R.B.,
                    A CALIFORNIA LIMITED PARTNERSHIP

TENANT:             JMAR TECHNOLOGIES, INC.,
                    A DELAWARE CORPORATION

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                          STANDARD INDUSTRIAL NET LEASE

This STANDARD INDUSTRIAL NET LEASE ("Lease" ), dated for reference purposes only July 1, 2005, is entered into by COLLINS-TECH R.B., a California limited partnership ("Landlord"), and JMAR TECHNOLOGIES, INC., a Delaware corporation ("Tenant").

1.    BASIC LEASE TERMS.

      The basic terms of the Lease set forth in this Article 1 shall be read in conjunction with the other Articles of this Lease, which define and explain the basic terms.

      1.1   ADDRESS FOR NOTICE (see Section 24.19):

                Landlord:    11750 Sorrento Valley Road, Suite 209
                             San Diego, California  92121
                             Attention: [Center Name] Property Management

                Tenant:      At the Premises, or
                             Address for Tenant other than at the Premises:
                             5800 Armada Drive, Carlsbad, CA 92008

      1.2   DESCRIPTION OF PREMISES:

                Center Name: One Technology Place

                Address:     10905 Technology Place
                             San Diego, CA 92127

                Suite/Unit:  Entire Building

                Approximate Rentable Square Footage (see Exhibit "A"): 23,080

      1.3   COMMENCEMENT DATE: November 1, 2005 (the "Commencement Date").

      1.4 LEASE TERM (see Article 3): Approximately seven (7) years and 0 months, beginning on the Commencement Date and ending on October 31, 2012 (the "Expiration Date").

      1.5 MINIMUM MONTHLY RENT: The Minimum Monthly shall be as follows for the following periods:

                  November 1, 2005 through October 31, 2006 $26,542 per month November 1, 2006 through October 31, 2007 $27,471 per month November 1, 2007 through October 31, 2008 $28,432 per month November 1, 2008 through October 31, 2009 $29,428 per month November 1, 2009 through October 31, 2010 $30,605 per month November 1, 2010 through October 31, 2011 $31,829 per month November 1, 2011 through October 31, 2012 $33,102 per month

      1.6 SECURITY DEPOSIT: $159,250 a portion of which may be provided by Tenant in the form of a Letter of Credit (see Article 5 and Addendum
            Section 25).

      1.7 TENANT'S PRO RATA SHARE(see Article 6): 15.27% (Such percentage being calculated by dividing the Premises square footage [23,080] by the total rentable square footage of the Center as reflected on Landlord's records [151,154]).

      1.8 PERMITTED USE (see Article 11): office, research and development, production, manufacturing, distribution , and for no other use.

      1.9   TENANT'S GUARANTOR (If none, so state): None

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      1.10  TENANT'S PARKING SPACES (Unassigned) (see Section 11.6): 92 without additional charge during the term and any Option term.

      1.11 LANDLORD'S BROKER (If none, so state): Asset Management Group TENANT'S BROKER (If none, so state): Irving Hughes Group

      1.12 ADDITIONAL PROVISIONS: The following additional provisions are attached to and made a part of this Lease (if none, so state):
            Addendum to Standard Industrial Net Lease; Construction Addendum to Standard Industrial Net Lease

      1.13 EXHIBITS: The following Exhibits are attached to and made a part of this Lease:

                  Exhibit "A" - Description of Premises
                  Exhibit "B" - Rules and Regulations
                  Exhibit "C" - Sign Criteria
                  Exhibit "D" - Preliminary Space Plan

2. LEASE OF PREMISES.

      Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises (the "Premises") described in Section 1.2, which Premises are indicated on the site/floor plan attached as Exhibit "A". The Premises are part of the office or industrial center identified in Section 1.2 (the "Center"). The approximate Rentable Square Footage identified in Section 1.2 is a measurement of the leasable floor area of the Premises, as determined by Landlord and applied on a consistent basis throughout the Center. As used herein, the term "Building" means the building of which the Premises are a part; if the Premises encompasses the entire Building, then the terms "Premises" and "Building" shall have the same meanings.

3. LEASE TERM.

      3.1 COMMENCEMENT. The term of this Lease (the "Lease Term") shall commence on the Commencement Date stated in Section 1.3 and shall continue for the period stated in Section 1.4, unless sooner terminated pursuant to any provision of this Lease.

      3.2 DELAY IN COMMENCEMENT. If Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date specified in Section 1.3 for any reason, Landlord shall not be subject to any liability therefor. Such nondelivery shall not affect the validity of this Lease nor the obligations of Tenant hereunder. However: (a) Tenant shall not be obligated to pay rent until possession of the Premises is delivered to Tenant, (b) if possession of the Premises is not delivered to Tenant within thirty (30) days of the Commencement Date, the last day of the Lease Term shall be extended by the total number of days that possession is so delayed, plus the minimum number of additional days necessary to make the Expiration Date the last day of a calendar month, and (c) if Landlord has not delivered possession of the Premises within ninety (90) days after the Commencement Date, Tenant may elect to terminate this Lease by delivering written notice to Landlord within ten (10) days thereafter, in which event the parties shall be discharged from all further obligations hereunder.

      3.3 EARLY OCCUPANCY. Tenant shall have the right to occupy the Premises prior to the Commencement Date for the purpose of constructing the Tenant Improvements (see Addendum). Such early occupancy shall be on all of the terms and conditions of this Lease, except that Tenant shall not be required to pay Minimum Monthly Rent or Additional Rent prior to the Commencement Date (although Tenant shall pay for Utilities actually consumed).

4. RENT.

      4.1 MINIMUM MONTHLY RENT. Tenant shall pay minimum monthly rent ("Minimum Monthly Rent") in the initial amount stated in Section 1.5. The Minimum Monthly Rent shall be increased as set forth in Section 1.5 and/or elsewhere in this Lease. Tenant shall pay the Minimum Monthly Rent on or before the first day of each calendar month, in advance, at the office of Landlord or at such other place designated by Landlord, without deduction, offset or prior demand. If the Commencement Date is not the first day of a calendar month, the rent for the partial month at the beginning of the Lease Term shall be prorated on a per diem basis and shall be due on the first day of such partial month. Upon execution of this Lease, and before the Commencement Date, Tenant shall pay to Landlord the aggregate of the first month's Minimum Monthly Rent, the first month's Monthly Impound Payment (see Section 4.4), and the Security Deposit (see Section 5).

      4.2 LEASE YEAR. As used in this Lease, the term "Lease Year" means (i) the first period of twelve (12) full calendar months following the Commencement Date (including, if the Commencement Date is not the first day of a calendar month, the period between the Commencement Date and the next first day of the month),
(ii) each period of twelve (12) full calendar months thereafter, and (iii) any remaining period at the end of the Lease Term of less than twelve (12) full calendar months.

      4.3 ADDITIONAL RENT. All charges payable by Tenant for Operating Costs (Article 6), Maintenance and Repairs (Article 7), Real Property Taxes (Article
8), Insurance Costs (Article 9), and Utilities (Article 10) are hereinafter referred to herein as "Additional Rent." All Minimum Monthly Rent, Additional Rent, and all other charges and monetary amounts due Landlord from Tenant under this Lease or otherwise shall constitute "rent." Unless this Lease provides otherwise, all Additional Rent shall be paid by Tenant, without limitation or offset, within fifteen (15) days after Tenant's receipt of a statement from Landlord. If any Minimum Monthly Rent is abated or waived pursuant to another specific term of this Lease or in any separate agreement, it is understood that such abatement or waiver shall apply only to the Minimum Monthly Rent, and Tenant shall be obligated to pay all Additional Rent and other charges (including the applicable impounds thereof) during such periods of abatement or waiver of Minimum Monthly Rent.

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      4.4 IMPOUNDS. Landlord shall have the right, but not the obligation, to collect and impound, in advance, any or all components of Additional Rent based upon Landlord's reasonable estimate of Tenant's future liability for such amounts under this Lease. Landlord shall initially establish the monthly amount of such impound ("Monthly Impound Payments"), based upon its estimate of one-twelfth of Tenant's annual liability therefor. Landlord shall have the right at any time to adjust the amount of the Monthly Impound Payment upon notice to Tenant. The Monthly Impound Payment shall be due and payable on the first day of each month throughout the Lease Term. Any failure to pay the Monthly Impound Payment when due shall be considered a failure to pay rent when due under
Section 21(a) and other relevant provisions of this Lease, and shall entitle Landlord to exercise any or all of its remedies available in the same manner as for the failure to pay rent. Upon the occurrence of any Event of Default by Tenant hereunder, Landlord shall have the right to apply all unapplied amounts of Monthly Impound Payments to Tenant's default. Within ninety (90) days after the end of each calendar year, Landlord shall deliver to Tenant an accounting of Tenant's actual Share of Additional Rent and the estimated amounts previously paid by Tenant. Any overpayment by Tenant shall be credited against next Monthly Impound Payments due hereunder, or, if the Term has expired, shall be remitted to Tenant. Tenant shall pay the amount of any underpayment within fifteen (15) days after receipt of the accounting. Tenant acknowledges that the Monthly Impound Payments are estimates only and not a representation of the amount of Tenant's ultimate liability for Additional Rent.

      4.5 PAYMENT BY EFT OR ACH. At Landlord's election, and upon at least thirty (30) days' notice to Tenant, Landlord may require that all payments of Minimum Monthly Rent, Additional Rent and other amounts due hereunder be made in immediately available funds or by wire transfer by electronic fund transfer through the Automated Clearing House network or any similar system designated by Landlord ("ACH"). Such payments shall be initiated by Tenant or Landlord, at Landlord's election, to an account designated from time to time by Landlord at an ACH member bank for settlement not later than 12:00 o'clock noon, San Diego, California time, on the dates such sums or payments are respectively due. Any payment received after such time shall be deemed to have been made after the due date.

5. SECURITY DEPOSIT.

      Upon execution of this Lease, Tenant shall deposit with Landlord the amount specified in Section 1.6 (the "Security Deposit"), to be held by Landlord, without liability for interest, as security for Tenant's performance of its obligations under this Lease. Landlord shall not be required to keep the Security Deposit separate from its other accounts. Landlord may apply all or a part of the Security Deposit to any unpaid rent (including unpaid Additional Rent or Monthly Impound Payments) or other monetary payments due from Tenant or to cure any other default of Tenant hereunder and to compensate Landlord for all damage and expense sustained as a result of such default. If all or any portion of the Security Deposit is so applied, Tenant shall deposit cash sufficient to restore the Security Deposit to its original amount within fifteen (15) days after receipt of Landlord's written demand. If Tenant fully and faithfully performs each of its obligations under this Lease, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days of the later of the expiration or earlier termination of this Lease or the vacation of the Premises by Tenant. At Landlord's request, Tenant shall accompany Landlord or Landlord's representative on a "walk-through" of the Premises prior to Landlord's return of the Security Deposit.

6. OPERATING COSTS.

      6.1 PAYMENT OF OPERATING COSTS BY TENANT. Tenant shall pay its Share of Operating Costs to Landlord on a monthly or other periodic basis selected by Landlord. Tenant shall pay the amount of such Share to Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.4, within fifteen (15) days after receipt of a statement from Landlord.

      6.2 TENANT'S SHARE. Tenant's "Share" is the percentage or proportion of the various components of Additional Rent and certain other charges for which Tenant is responsible under this Lease. Tenant's Share for each such component shall be Tenant's Pro Rata Share as stated in Section 1.7, unless Landlord determines that another percentage or proportion would be equitable based on factors such as Tenant's use of such in excess of its Pro Rata Share, such component of Additional Rent applies to some but not all of the Center, or factors set forth elsewhere in this Lease. Tenant's Pro Rata Share represents the approximate current ratio of the Rentable Square Footage of the Premises (identified in Section 1.2) to the total Rentable Square Footage of the Center, as determined by Landlord from time to time. Changes in Rentable Square Footage shall be effective on the first day of the first calendar month following the change.

      6.3 OPERATING COSTS. "Operating Costs" includes all costs of operating, managing, repairing and maintaining the Common Facilities, including without limitation: gardening and landscaping; the cost of public liability, property damage and other insurance applicable to the Common Facilities, including any deductibles thereunder; Real Property Taxes applicable to the Common Facilities; utilities; line painting and parking lot repairs; roof repairs; lighting; trash and refuse removal; supplies; equipment; exterior painting; capital improvements (including without limitation the costs of roof, parking lot and underground utilities replacements) (with any capital improvements costing in excess of $15,000 in one instance or a closely-related series of instances being amortized over their useful life, not to exceed ten years); reasonable reserves for repairs and replacements; the costs of altering, improving, renovating, upgrading or retrofitting any portion of the Common Facilities to comply with all laws, regulations and governmental requirements applicable to the Center (including without limitation those related to disabled persons, hazardous materials, lighting upgrades, sprinkler and energy-saving retrofits); security service; reasonable property management costs and administrative fees; bookkeeping services; labor; and the cost of personnel to implement such services and to direct parking. In lieu of including the entire amount of any such expense in Operating Costs in any one period, Landlord, at its election, may spread the inclusion of, or may amortize, any such expenses, or a reasonable reserve for anticipated expenses, in Operating Costs over such multiple periods as Landlord shall determine.

      6.4 COMMON FACILITIES. "Common Facilities" (sometimes referred to herein as "Common Areas") means all areas, facilities, utilities, equipment and services provided by Landlord for the common use or benefit of the occupants of the Center and

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their employees, agents, customers and other invitees, including without limitation, if the same exist: building lobbies, common corridors and hallways, restrooms, pedestrian walkways, driveways and access roads, access facilities for disabled persons (including elevators), truck serviceways, loading docks, garages, driveways, parking lots, landscaped areas, stairways, elevators, retaining walls, all areas required to be maintained under the conditions of governmental approvals for the Center, and other generally understood public or common areas. All Common Facilities shall at all times be subject to the exclusive control and management of Landlord. Landlord reserves the right to relocate, alter, improve, or adjust the size and location of any Common Facilities from time to time without liability to Tenant. Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the Common Facilities. Landlord shall have the right to construct, maintain and operate lighting facilities on the Common Facilities; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other facilities; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to close all or any portion of the Common Facilities to such extent; to close temporarily all or any portion of the Common Facilities for any reason, including for the purpose of preventing a dedication thereof or the accrual of any rights to any person or the public therein; and to do and perform such other acts in and to the Common Facilities which Landlord shall determine, using good business judgment, to be advisable to improve the convenience and use thereof by tenants, their officers, agents, employees and customers. Subject to the foregoing, all Common Facilities not within the Premises, which Tenant may use under a revocable license, on a nonexclusive basis in common with other tenants, and if any such license is revoked, or if the amount of such areas is diminished, Landlord shall not be subject to any liability and Tenant shall not be entitled to any compensation or abatement of rent, nor shall such revocation or diminution be deemed constructive or actual eviction.

7. MAINTENANCE AND REPAIRS.

      7.1 TENANT'S OBLIGATIONS. Except as provided in Section 7.2, Tenant, at its sole cost, shall keep the Premises in good order, condition and repair during the Lease Term, including without limitation: all nonstructural, interior and exterior areas; landscaped areas not part of the Common Facilities; all heating, ventilation and air conditioning systems and equipment; all glass, glazing, windows, window moldings, partitions, doors and door hardware; all interior painting; all fixtures and appurtenances in the Premises or exclusively serving the Premises including electrical, lighting and plumbing fixtures; and all other portions of the Premises seen or unseen. If any portion or element of the Premises, or the other systems or equipment for which Tenant is responsible hereunder cannot be fully repaired, Tenant shall promptly replace the same at its sole cost and expense regardless of whether the benefit of such replacement extends beyond the Lease Term. It is the intention of Landlord and Tenant that Tenant shall maintain the Premises, at all times during the Lease Term, in an attractive, first-class and fully operative condition, at Tenant's expense. If any heating and air conditioning system or equipment exclusively serves the Premises, Tenant shall additionally obtain and keep in force a preventive maintenance contract providing for the regular (at least quarterly) inspection and maintenance of the heating and air conditioning system (including leaks around ducts, pipes, vents, and other parts of the air conditioning) by a reputable licensed heating and air conditioning contractor acceptable to Landlord. Prior to April 1 of each calendar year, Tenant shall deliver Landlord written confirmation from such contractor verifying that such a contract has been entered into and that the required service will be provided. Notwithstanding the foregoing, Landlord shall have the right, upon written notice to Tenant, to undertake the responsibility for preventive maintenance and repair of the heating and air conditioning system, at Tenant's sole cost and expense.

      7.2 LANDLORD'S OBLIGATIONS. Landlord shall repair and maintain the Common Facilities, the roof, the foundations and structural portions of the Premises and the Building; provided, however, any structural replacements of the foundations and other structural portions of the Building shall be at Landlord's sole expense and not reimbursable by Tenant as an Operating Cost. Tenant shall pay (a) its Share of the costs of such maintenance, (b) the full amount of any maintenance and repairs necessitated by any act, omission, conduct or activity of, or breach of this Lease by, Tenant or any of Tenant's officers, agents, customers or invitees (plus fifteen percent (15%) of the cost thereof to reimburse Landlord for overhead); and (c) any maintenance and repairs necessitated by breaking and entering of the Premises. Tenant shall pay its Share of such maintenance and repair costs incurred by Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.4, within fifteen (15) days after receipt of a statement from Landlord. There shall be no abatement of rent, and no liability of Landlord, by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements to any portion of the Premises or the Center. Except as provided in Article 16 (Damage and Destruction) and Article 17 (Condemnation), Landlord shall have absolutely no other responsibility to repair, maintain or replace any portion of the Premises at any time. Tenant waives the right to make repairs at Landlord's expense under California Civil Code Section 1942, or under any other law, statute or ordinance now or hereafter in effect. Landlord's obligations under this Section are not intended to alter or modify in any way the provisions of Article 12.

      7.3 PERFORMANCE BY LANDLORD. If Tenant refuses or neglects to perform its maintenance obligations hereunder to the reasonable satisfaction of Landlord, Landlord shall have the right (but not the obligation), upon three (3) days' prior notice to Tenant, to enter the Premises and perform such repairs and maintenance on behalf of Tenant. Landlord shall also have the right (but not the obligation), without prior notice to Tenant, to correct or remove any dangerous or hazardous condition, to repair the heating, ventilation, air conditioning or plumbing systems, to correct, repair or bring into legal compliance any fire or other life safety systems of the Premises, and to repair or replace any broken glass or glazing, if Tenant fails to correct or repair the same within twenty-four (24) hours after the need arises. Landlord shall not be liable to Tenant for any loss or damage to Tenant's merchandise, fixtures, or other property or to Tenant's business in connection with Landlord's performance hereunder, and Tenant shall pay Landlord's costs plus fifteen percent (15%) of such amount for overhead, upon presentation of a statement therefor. Tenant shall also pay interest at the rate provided in Section 22.4 from the date of completion of repairs by Landlord to the date paid by Tenant.

8. REAL PROPERTY TAXES.

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      8.1 PAYMENT OF REAL PROPERTY TAXES BY TENANT. Tenant shall pay all Real
Property Taxes applicable to the Premises during the Lease Term. If the Premises are not separately assessed, Tenant shall pay its Share thereof as equitably determined by Landlord based upon the Rentable Square Footage of the Premises compared to the total Rentable Square Footage covered by the tax bill, the respective valuations assigned in the assessor's worksheet, and/or or other relevant factors. Tenant shall pay its Share of Real Property Taxes to Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.4, within fifteen (15) days after receipt of a statement from Landlord.

      8.2 REAL PROPERTY TAXES DEFINED. "Real Property Taxes" means all taxes, assessments, levies, fees and other governmental charges levied on or attributable to the Premises or any part thereof, including without limitation:
(a) real property taxes and assessments levied with respect to all or a portion of the Premises, (b) assessments, charges and fees charged by governmental agencies or districts for services or facilities provided to the Premises, (c) transfer, transaction, rental, gross receipts, license or similar taxes or charges measured by rent received by Landlord, excluding any federal or state income, franchise, estate or inheritance taxes of Landlord, (d) taxes based upon a reassessment of the Premises due to a transfer or change of ownership, and (e) any assessment, charge or fee that is a substitute in whole or in part for any tax now or previously included within the definition of Real Property Taxes. If Landlord elects to contest an assessment of any Real Property Taxes, Landlord shall have the right to recover its actual costs of such contest (including attorneys' fees and costs) as part of Real Property Taxes, but only to the extent such contest has resulted in a reduction of Real Property Taxes. Tenant shall not be entitled to the benefit of any reduction, refund, rebate or credit accruing or payable to Landlord prior to the commencement of or after the expiration or other termination of the Lease Term.

      8.3 PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall attempt to have such personal property taxed separately from the Premises. If any such taxes on Tenant's personal property are levied against Landlord or the Premises, or if the assessed value of the Premises is increased by inclusion of a value placed upon such personal property of Tenant, then: (a) Landlord, after written notice to Tenant, shall have the right to pay the taxes levied against Landlord, or the taxes based upon such increased valuation, but under protest if so requested by Tenant in writing, and (b) Tenant shall pay to Landlord the taxes levied against Landlord, or the taxes resulting from such increased valuation, within fifteen
(15) days after Tenant's receipt of a written statement from Landlord.

9. INSURANCE.

      9.1 LANDLORD'S INSURANCE. During the Lease Term, Landlord shall maintain insurance covering loss or damage to the Premises (excluding Tenant's Alterations, fixtures, equipment and personal property), insuring against any or all risks of physical loss (and including, at Landlord's option, flood and earthquake coverage), with the scope and amounts of such coverage as determined by Landlord. Said insurance shall provide for payment of loss thereunder to Landlord or to the holder of a first mortgage or deed of trust on the Premises. Landlord shall also maintain during the Lease Term, as part of its casualty insurance, a policy of rental income insurance covering a period of one (1) year, with loss payable to Landlord. Landlord may also maintain (but shall not be required to maintain) liability and other insurance (including environmental insurance) as Landlord, at its sole option, may elect to maintain.

      9.2 TENANT'S INSURANCE.

            (a) Tenant shall carry, at Tenant's sole expense, insurance against any or all risks of physical loss in an amount adequate to cover the cost of replacement of all of Tenant's Alterations, trade fixtures, equipment and personal property. If Tenant's insurance does not otherwise cover losses caused by breakage or other malfunction of any of Tenant's machinery or equipment used by Tenant in the Premises, then Tenant shall carry equipment breakdown insurance (so called boiler and machinery insurance) covering Tenant's equipment and machinery (including any heating, ventilation and air conditioning systems, electrical equipment, and the like). Tenant acknowledges that Landlord's insurance is not intended to cover Tenant's Alterations, trade fixtures, equipment, and personal property. Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 16, whereupon any insurance proceeds covering any of Tenant's Alterations, fixtures, equipment and personal property that Tenant is required to leave in the Premises at the expiration or earlier termination of the Lease Term under Article 20 shall be payable to Landlord. Provided, however, that at Landlord's sole election, Landlord may obtain at Tenant's expense any or all of the insurance described in this Section.

            (b) Tenant shall carry, at Tenant's sole expense, comprehensive or commercial general liability insurance, fully covering any and all claims arising from personal injury, death, and/or property damage occurring in or about the Premises or the Center. Such liability insurance shall include without limitation bodily injury (including wrongful death), property damage, advertising injury, personal injury, independent contractors, owned, nonowned, and hired vehicle liability and, if alcoholic beverages are served, sold, consumed or obtained in the Premises, liquor-law liability. The initial limit of such insurance shall be at least $2,000,000 combined single liability limit if the Rentable Square Footage of the Premises (as indicated in Section 1.2) exceeds 3,000 square feet, or $1,000,000 combined single liability limit if such Rentable Square Footage is 3,000 square feet or less. Such liability insurance limit shall be subject to periodic increase, at Landlord's election, based upon inflation, increased liability awards, lender requirements, the recommendations of Landlord's professional insurance advisors, and other relevant factors. Tenant shall also, at its sole cost and expense, obtain worker's compensation coverage in an amount adequate to comply with law, and employer's liability coverage with a limit of not less than $2,000,000. If Tenant's use of the Premises involves any use, generation, manufacturing, storage or disposal of any Hazardous Materials, or if any of Tenant's activities increases any risk of any liability to Tenant or Landlord under Hazardous Materials Laws, Tenant shall carry such environmental insurance as may be required by

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Landlord or Landlord's lender. Tenant shall, at Tenant's sole expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

            (c) Each policy of insurance required to be carried by Tenant hereunder shall (i) name Landlord, Landlord's lender and Landlord's property manager (if any) as additional insureds, (ii) contain cross-liability and contractual liability provisions, (ii) provide that no cancellation or reduction in coverage shall be effective until thirty (30) days after written notice to Landlord and Landlord's lender(other than notice of cancellation due to non-payment which is effective 10 days after written notice to Landlord and Landlord's lender), (iii) be issued by an insurer licensed in California and reasonably approved by Landlord, (iv) include coverage for acts of terrorism, and (v) be primary and noncontributory to any insurance carried by Landlord, regardless of the absence of negligence or other fault of Tenant for alleged injury, death and/or property damage. The deductible or self-insured retention on any insurance required to be carried by Tenant hereunder shall not exceed, without the prior written consent of Landlord, Five Thousand Dollars ($5,000) per occurrence. Tenant shall be responsible for the payment of the full amount of any deductible or self-insured retention on its insurance. No insurance carried or required to be carried by Tenant, nor the amount or limits thereof, shall limit Tenant's liability nor relieve Tenant of any obligation under this Lease.

            (d) Each policy of insurance required to be carried by Tenant hereunder shall be obtained by Tenant and maintained in full force and effect throughout the Lease Term and any other period of Tenant's actual or constructive possession of the Premises. Prior to the Commencement Date or any earlier taking of possession of any part of the Premises, Tenant shall deliver to Landlord (i) an ACORD Form 27 certificate (or such other certificate providing the greatest protection to Landlord reasonably available) evidencing all insurance required to be maintained by Tenant and identifying all additional insureds required to be so designated under the terms of this Lease, and (ii) all additional insured endorsements provided by the insurer in favor of Landlord, Landlord's property manager and Landlord's lender as required by this Lease. Tenant shall deliver evidence of a renewal of each required policy, together with all required endorsements, at least thirty (30) days prior to expiration thereof. Tenant shall permit Landlord at all reasonable times to inspect the policies of insurance, and shall deliver copies thereof to Landlord within ten (10) days after Landlord's request therefor. Tenant shall be in material breach of this Lease if Tenant fails to obtain the insurance required under this Section, or if Tenant obtains insurance with terms, conditions and/or exclusions that are inconsistent with the requirements and terms of this Lease.

      9.3 PAYMENT OF INSURANCE COSTS. Tenant shall pay directly all premiums for its liability insurance required under Section 9.2 and for all other insurance Tenant elects to carry. Tenant shall pay its Share of the premiums for the insurance policies carried by Landlord described in this Article or elsewhere in this Lease ("Insurance Costs"). If the Lease Term expires before the expiration of any such insurance policy, Tenant's liability for premiums shall be prorated on an annual basis. Tenant shall pay its Share of Insurance Costs to Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.5, within fifteen (15) days after receipt of a statement from Landlord. If any insurance policy maintained by Landlord covers property other than the Center (under a so-called "blanket" policy or otherwise), Landlord shall reasonably apportion the premium therefor among the properties so covered. In addition, Tenant shall pay its Share of any deductible amount (not to exceed $25,000) under Landlord's insurance policies within fifteen (15) days after receipt of a statement from Landlord. ]Tenant's Share of any such deductible shall be equitably determined by Landlord based upon, among other factors, the Rentable Square Footage of the Premises affected compared to the Rentable Square Footage of all other affected areas in the Center, and the Replacement Cost (as defined in Section 16.1) applicable to the damage to the Premises compared to that applicable to all other affected areas.

      9.4 WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all claims against the other party and its officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, for any and all loss of or damage to the Premises, Center or other tangible property, or any resulting loss of income, or losses under worker's compensation laws and benefits, which loss or damage arises out of any peril that is or would be covered by any physical damage insurance policy actually carried or required to be carried pursuant to this Lease. The foregoing waiver shall apply regardless of whether the party suffering the loss or damage actually carries such insurance, recovers under such insurance, or self-insures the loss or damage. Inasmuch as the foregoing waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company issuing to it any policy of physical damage insurance written notice of the terms of this mutual waiver, and to have each such insurance policy properly endorsed, if necessary, to prevent the invalidation of such insurance coverage by reason of such waiver. The waiver set forth herein shall apply to any deductible amount under any insurance policy, is not limited by the amount of insurance carried or required to be carried, and is in addition to any other waiver or release contained in this Lease. If Landlord has contracted with a third party for the management of the Center, the waiver of subrogation by Tenant herein shall also run in favor of such third party.

      9.5 TENANT'S USE NOT TO INCREASE PREMIUM. Tenant shall not keep, use, manufacture, assemble, sell or offer for sale in or upon the Premises any article that may be prohibited by, or that might invalidate, in whole or in part, the coverage afforded by, a standard form of fire or all risk insurance policy. Tenant shall pay the entire amount of any increase in premiums that may be charged during the Lease Term for the insurance that may be maintained by Landlord on the Premises or the Center resulting from the type of materials or products stored, manufactured, assembled or sold by Tenant in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule issued by the entity making the insurance rate on the Premises showing the various components of such rate shall be conclusive evidence of the items and charges that make up the fire insurance rate on the Premises.

10. UTILITIES.

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

     Tenant shall pay the cost of all water, gas, heat, light, power, sewer, telephone, refuse disposal, and all other utilities and services supplied to the Premises. Tenant shall make payments for all separately metered utilities, when due, directly to the appropriate supplier. Landlord shall have the right to require Tenant to install, at Tenant's sole expense, separate meters (or other submeter, device or monitor for the measurement of utility usage) for any utility for which a separate meter is not installed as of the Commencement Date. If any utilities or services are not separately metered or monitored with respect to the Premises, Tenant shall pay its Share thereof to Landlord, to the extent such obligation exceeds any amount thereof impounded under Section 4.4, within fifteen (15) days after receipt of a statement from Landlord. Landlord shall in no way be liable or responsible for any loss, damage or expense that Tenant may sustain or incur by reason of any change, failure, interruption, interference or defect in the supply or character of the electricity or other utilities supplied to the Premises. Landlord makes no representation or warranty as the suitability of the utility service for Tenant's requirements, and no such change, failure, defect, unavailability or unsuitability shall constitute any actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant of any of its obligations under the Lease. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service, and no such failure or interruption shall entitle Tenant to terminate this Lease or abate the rent due hereunder.

11. USE.

      11.1 PERMITTED USE. The Premises shall be used and occupied only for the permitted uses specified in Section 1.8, and shall not be used or occupied for any other purposes without the prior written consent of Landlord. Should Tenant desire to change its use, Tenant shall request Landlord's consent to such change in writing, and shall provide in writing such reasonably detailed information about the proposed new use as may be requested by Landlord. Landlord shall not unreasonably withhold its consent to any requested change of use, and shall have the right to impose reasonable restrictions on such new use. Factors that Landlord may take into account in granting or withholding its consent shall include, without limitation: (i) whether the proposed use is compatible with the character and tenant mix of the Center, (ii) whether the proposed use poses any increased risk to Landlord or any other occupant of the Center, (iii) whether any proposed Alterations to accommodate such proposed use might decrease the rental or sale value of the Premises or the Center, and (iv) whether Tenant has the requisite expertise and financial ability to successfully operate in the Premises with the proposed new use.

      11.2 COMPLIANCE WITH LEGAL REQUIREMENTS. Tenant shall at all times and at its sole expense comply with all federal, state, local and other laws, ordinances, rules, regulations, orders, requirements, and recorded covenants and restrictions applicable to the Center, whether now in force or hereafter in effect (including without limitation those related to disabled persons, access, hazardous materials, lighting upgrades, energy saving, and sprinkler and seismic retrofits, and those required because of Tenant's occupancy or the conduct of Tenant's business) (collectively, "Legal Requirements"). Tenant shall not do or permit anything to be done in or about the Premises in conflict with any Legal Requirement. Without limiting the generality of the foregoing, Tenant shall at its sole cost take all actions, make all alterations, install all additional facilities, and perform all work required to cause the Premises (and any and all other areas of the Center under the control of Tenant or that Tenant is required to maintain) to comply with all Legal Requirements.

      11.3 WASTE, QUIET CONDUCT. Tenant shall not use or permit the use of the Premises in any manner that tends to create waste or a nuisance, that will cause objectionable noise or odors, or that may disturb the quiet enjoyment of any other tenant in the Center.

      11.4 RULES AND REGULATIONS. Tenant shall comply with the Rules and Regulations for the Center attached as Exhibit "B", as the same may be amended by Landlord from time to time, upon notice to Tenant.

      11.5 SIGNS. Landlord, at Landlord's sole expense, shall provide Building standard identification signage in the sign cases already installed. Tenant shall pay for sign letters and logo design. Tenant shall maintain all approved signs and other items described herein in good condition and repair at all times, and in compliance with Landlord's sign criteria attached hereto as Exhibit "C". All signs must be fabricated by a contractor selected by Landlord. Prior to construction of any such sign, a detailed drawing of the proposed sign shall be prepared by Landlord's contractor, at the sole expense of Tenant, and submitted to Landlord and Tenant for written approval. No sign, placard, pennant, flag, awning, canopy, or advertising matter of any kind shall be placed or maintained on any exterior door, wall or window of the Premises or in any area outside the Premises, and no decoration, lettering or advertising matter shall be placed or maintained on the glass of any window or door, or that can be seen through the glass, of the Premises without first obtaining Landlord's written approval. All signs and sign cases shall be considered fixtures and improvements and shall become the property of Landlord upon expiration or termination of this Lease. Tenant has no rights to signage at the Center except as set forth in this Section. Landlord shall have the right from time to time to revise the sign criteria, and within sixty (60) days after Tenant's receipt of written notice of any new sign criteria, Tenant shall, at Tenant's expense, remove all existing exterior signs and replace the same with new signs conforming to the new sign criteria.

      11.6 PARKING. Tenant shall have the nonexclusive right, in common with others, to use the parking areas of the Center; provided, however, that Tenant shall not use more than the number of parking spaces designated in Section 1.10, or if no number of such spaces is so indicated, Tenant shall not use more than its reasonable share of parking spaces, as Landlord shall determine. Landlord reserves the right, without liability to Tenant, to modify the parking areas, to designate the specific location of the parking for Tenant and Tenant's customers and employees, and to adopt reasonable rules and regulations for use of the parking areas.

      11.7 ENTRY BY LANDLORD. Tenant shall permit Landlord and Landlord's agents to enter the Premises at all reasonable times for any of the following purposes:
(a) to inspect the Premises, (b) to supply any services or to perform any maintenance obligations of Landlord, including the erection and maintenance of such scaffolding, canopies, fences, and props as may be required, (c) to make such improvements, replacements or additions to the Premises or the Center as Landlord deems necessary or desirable, (d) to post notices of nonresponsibility,
(e) to place any usual or ordinary "for sale" signs, or (f) within six (6) months prior to the expiration of this Lease, to place any usual or ordinary "for lease" signs. No such entry shall result in any rebate of rent or any liability to Tenant for any

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

loss of occupation or quiet enjoyment of the Premises. Landlord shall give reasonable notice to Tenant prior to any entry except in an emergency or unless Tenant consents at the time of entry. If Tenant is not personally present to open and permit an entry into the Premises, at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same without rendering Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the Premises or any part thereof, except as otherwise specifically provided herein.

12. ACCEPTANCE OF PREMISES; NONLIABILITY OF LANDLORD; DISCLAIMER.

      12.1 ACCEPTANCE OF PREMISES. By taking possession hereunder, Tenant acknowledges that it has examined the Premises and accepts the condition thereof. Tenant acknowledges and agrees that Landlord has no obligation to improve the Premises other than as set forth specifically in this Lease, if at all. In particular, Tenant acknowledges that any additional improvements or alterations needed to accommodate Tenant's intended use shall be made solely at Tenant's sole cost and expense, and strictly in accordance with the requirements of this Lease (including the requirement to obtain Landlord's consent thereto), unless such improvements and alterations are specifically required of Landlord. Except for installing fire sprinklers in the Premises in accordance with the Construction Addendum, and except for the construction of improvements to the exterior access, parking lots and other exterior portions of the Premises that are required for the accommodation of disabled persons (and not related to changes in the path of travel necessitated by Tenant's Alterations), Landlord shall have no responsibility to do any work required under any building codes or other governmental requirements not in effect or applicable at the time the Premises were constructed, including without limitation any requirements related to future sprinkler retrofitting, seismic structural requirements, accommodation of disabled persons, or hazardous materials. Landlord shall be under no obligation to provide utility, telephone or other service or access beyond that which exists at the Premises as of the date of this Lease, unless Landlord specifically agrees in writing to provide the same. If it is anticipated that Tenant will be doing any Alterations or installations prior to taking occupancy, any delays encountered by Tenant in accomplishing such work or obtaining any required permits therefor shall not delay the Commencement Date or the date that Tenant becomes liable to pay rent, or the date that Landlord may effectively deliver possession of the Premises to Tenant. By taking possession hereunder, Tenant acknowledges that it accepts the square footage of the Premises as delivered and as stated in this Lease. No discovery or alleged discovery after such acceptance of any variance in such square footage as set forth in this Lease (or in any proposal, advertisement or other description thereof) shall be grounds for any adjustment in any component of the rent payable hereunder, unless such adjustment is initiated by and implemented by Landlord.

      12.2 LANDLORD'S EXEMPTION FROM LIABILITY. Landlord shall not be liable for injury to Tenant's business or loss of income therefrom, or for personal injury or property damage that may be sustained by Tenant or any subtenant of Tenant, or their respective employees, invitees, customers, agents or contractors or any other person in or about the Premises, caused by or resulting from fire, flood, earthquake or other natural disaster, or from steam, electricity, gas, water or rain, or dampness of any origin, that may leak, flow or emanate from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, lighting fixtures or computer equipment or software, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages to property or for personal injury or loss of life arising from any use, act or failure to act of any third parties (including other occupants of the Center) occurring in, or about the Premises or in or about the Center (including without limitation the criminal acts of any third parties). Landlord shall not be liable for any latent defect in the Premises or in the Building. All property of Tenant kept or stored on the Premises shall be so kept or stored at the risk of Tenant only, and Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord's officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers. The indemnifications and waivers of Tenant set forth in this Section shall apply notwithstanding Landlord's negligence, but shall not apply to damage or liability caused (i) by the gross negligence or willful misconduct of Landlord, and (ii) through no fault of Tenant, its assignees or subtenants, or their respective agents, contractors, employees, customers, invitees or licensees.

      12.3 NO WARRANTIES OR REPRESENTATIONS.

            (a) Neither Landlord nor Landlord's agents make any warranty or representation with respect to the suitability or fitness of the space for the conduct of Tenant's business, or for any other purpose.

            (b) Neither Landlord nor Landlord's agents make any warranty or representation with respect to any other tenants or users that may or may not construct improvements, occupy space or conduct business within the Center, and Tenant hereby acknowledges and agrees that it is not relying on any warranty or representation relating thereto in entering into this Lease.

            (c) Landlord specifically disavows any oral representations made by or on behalf of its employees, agents and independent contractors, and Tenant hereby acknowledges and agrees that it is not relying and has not relied on any oral representations in entering into this Lease.

            (d) Landlord has not made any promises or representations, expressed or implied, that it will renew, extend or modify this Lease in favor of Tenant or any permitted transferee of Tenant, except as may be specifically set forth herein or in a written instrument amending this Lease signed by all necessary parties.

            (e) Notwithstanding that the rent payable to Landlord hereunder may at times include the cost of guard service or other security measures, it is specifically understood that Landlord does not represent, guarantee or assume responsibility that Tenant will be secure from any damage, injury or loss of life because of such guard service. Landlord shall have no obligation to hire, maintain or provide such services, which may be withdrawn or changed at any time with or without notice to Tenant or any other person and

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

without liability to Landlord. To induce Landlord to provide such service if Landlord elects in its sole discretion to do so, Tenant agrees that (i) Landlord shall not be liable for any damage, injury or loss of life related to the provision or nonprovision of such service, and (ii) Landlord shall have no responsibility to protect Tenant, or its employees or agents, from the acts of any third parties (including other occupants of the Center) occurring in or about the Premises or in or about the Center (including without limitation the criminal acts of any third parties), whether or not the same could have been prevented by any such guard service or other security measures.

      12.4 KEYS. Tenant shall re-key the Premises at its sole cost upon taking possession thereof. Tenant hereby acknowledges that various persons have had access to the keys to the Premises as keyed prior to Tenant's possession, and that Landlord disclaims all liability and responsibility for any unauthorized distribution or possession of such prior keys.

13. INDEMNIFICATION.

      Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord's officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns (collectively, "Landlord's Related Entities"), from and against any and all claims, actions, damages, liability, costs, and expenses, including attorneys' fees and costs, arising from personal injury, death, and/or property damage and arising from: (a) Tenant's use or occupation of the Premises or any work or activity done or permitted by Tenant in or about the Premises (including without limitation any storage or display of materials or merchandise, or other activity by Tenant in the Common Facilities),
(b) any activity, condition or occurrence in the Premises or other area under the control of Tenant, (c) any breach or failure to perform any obligation imposed on Tenant under this Lease, (d) any breach or failure by Tenant to cause the Premises (and any and all other areas of the Center under the control of Tenant or that Tenant is required to maintain) to comply with all Legal Requirements related to disabled persons or access (other than the responsibilities of the Landlord under Section 12.1 above), or (e) any other act or omission of Tenant or its assignees or subtenants or their respective agents, contractors, employees, customers, invitees or licensees. Tenant's obligation to indemnify, protect, hold harmless and defend shall include, but not be limited to, claims based on duties, obligations, or liabilities imposed on Landlord or Landlord's Related Entities by statute, ordinance, regulation, or other law, such as claims based on theories of peculiar risk and nondelegable duty, and to any and all other claims based on the negligent act or omission of Landlord or Landlord's Related Entities. The parties intend that this provision be interpreted as the broadest Type I indemnity provision as defined in McDonald & Kruse, Inc. v. San Jose Steel Co., 29 Cal. App. 3rd 413 (1972), and as allowed by law between a landlord and a tenant. Upon notice from Landlord, Tenant shall, at Tenant's sole expense and by counsel satisfactory to Landlord, defend any action or proceeding brought against Landlord or Landlord's Related Entities by reason of any such claim. If Landlord or any of Landlord's Related Entities is made a party to any litigation commenced by or against Tenant, then Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord's Related Entities from and against any and all claims, actions, damages, liability, costs, expenses and attorneys' fees and costs incurred or paid in connection with such litigation. Tenant, as a material part of the consideration to Landlord hereunder, assumes all risk of, and waives all claims against Landlord for, personal injury or property damage in, upon or about the Premises, from any cause whatsoever. Provided, however, that the indemnifications and waivers of Tenant set forth in this Section shall not apply to damage and liability caused
(i) by the gross negligence or willful misconduct of Landlord, and (ii) through no fault of Tenant, its assignees or subtenants, or their respective agents, contractors, employees, customers, invitees or licensees.

14. HAZARDOUS MATERIALS.

      14.1 DEFINITIONS. "Hazardous Materials Laws" means any and all federal, state or local laws, ordinances, rules, decrees, orders, regulations or court decisions relating to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under or about the Premises, or soil and ground water conditions, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. `9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. `6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. `1801, et seq., the California Hazardous Waste Control Act, Cal. Health and Safety Code `25100, et seq., the Carpenter-Presley-Tanner Hazardous Substances Account Act, Cal. Health and Safety Code `25300, et seq., the Safe Drinking Water and Toxic Enforcement Act, Cal. Health and Safety Code `25249.5, et seq., the Porter-Cologne Water Quality Control Act, Cal. Water Code `13000, et seq., any amendments to the foregoing, and any similar federal, state or local laws, ordinances, rules, decrees, orders or regulations. "Hazardous Materials" means any chemical, compound, material, substance or other matter that: (a) is defined as a hazardous substance, hazardous material, hazardous waste or toxic substance under any Hazardous Materials Law, (b) is controlled or governed by any Hazardous Materials Law or gives rise to any reporting, notice or publication requirements hereunder, or gives rise to any liability, responsibility or duty on the part of Tenant or Landlord with respect to any third person hereunder; or (c) is flammable or explosive material, oil, asbestos, urea formaldehyde, radioactive material, nuclear medicine material, drug, vaccine, bacteria, virus, mold, hazardous waste, toxic substance, or related injurious or potentially injurious material (by itself or in combination with other materials).

      14.2 USE OF HAZARDOUS MATERIALS. Tenant shall not allow any Hazardous Material to be used, generated, manufactured, released, stored or disposed of on, under or about, or transported from, the Premises, unless: (a) such use is specifically disclosed to and approved by Landlord in writing prior to such use, and (b) such use is conducted in compliance with the provisions of this Article. Landlord's consent may be withheld in Landlord's sole discretion and, if granted, may be revoked at any time. Landlord may approve such use subject to reasonable conditions to protect the Premises and Landlord's interests. Landlord may withhold approval if Landlord determines that such proposed use involves a material risk of a release or discharge of Hazardous Materials or a violation of any Hazardous Materials Laws or that Tenant has not provided reasonably sufficient assurances of its ability to remedy such a violation and fulfill its obligations under this Article. Notwithstanding the foregoing, Landlord hereby consents to Tenant's use,

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

storage or disposal of products containing small quantities of Hazardous Materials that are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover and the like) provided that Tenant shall handle, use, store and dispose of such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the Premises.

      14.3 COMPLIANCE WITH LAWS; HANDLING HAZARDOUS MATERIALS. Tenant shall strictly comply with, and shall maintain the Premises in compliance with, all Hazardous Materials Laws. Tenant shall obtain, maintain in effect and comply with the conditions of all permits, licenses and other governmental approvals required for Tenant's operations on the Premises under any Hazardous Materials Laws, including, but not limited to, the discharge of appropriately treated Hazardous Materials into or through any sanitary sewer serving the Premises. At Landlord's request, Tenant shall deliver copies of, or allow Landlord to inspect, all such permits, licenses and approvals. All Hazardous Materials removed from the Premises shall be removed and transported by duly licensed haulers to duly licensed disposal facilities, in compliance with all Hazardous Materials Laws. Tenant shall perform any monitoring, testing, investigation, clean-up, removal, detoxification, preparation of closure or other required plans and any other remedial work required by any governmental agency or lender, or recommended by Landlord's environmental consultants, as a result of any release or discharge or potential release or discharge of Hazardous Materials affecting the Premises or the Center or any violation or potential violation of Hazardous Materials Laws by Tenant or any assignee or subtenant of Tenant or their respective agents, contractors, employees, licensees or invitees (collectively, "Remedial Work"). Landlord shall have the right to intervene in any governmental action or proceeding involving any Remedial Work, and to approve performance of the work, in order to protect Landlord's interests. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to Hazardous Materials without notifying Landlord and providing ample opportunity for Landlord to intervene. Tenant shall additionally comply with the recommendations of Landlord's and Tenant's insurers based upon National Fire Protection Association standards or other applicable guidelines regarding the management and handling of Hazardous Materials. If any present or future law imposes any requirement of reporting, survey, investigation or other compliance upon Landlord, Tenant, or the Premises, and if such requirement is precipitated by a transaction to which Tenant is a party, including without limitation any Transfer (as defined in Section 18.1) of this Lease by Tenant, then Tenant shall fully comply with and pay all costs of compliance with such requirement, including Landlord's attorneys' fees and costs.

      14.4 NOTICE; REPORTING; NOTICE UNDER HEALTH AND SAFETY CODE SECTION 25359.7. Tenant shall notify Landlord, in writing, within three (3) days after any of the following: (a) Tenant has knowledge, or has reasonable cause to believe, that any Hazardous Material has been released, discharged or is located on, under or about the Premises, whether or not the release or discharge is in quantities that would otherwise be reportable to a public agency, (b) Tenant receives any order of a governmental agency requiring any Remedial Work pursuant to any Hazardous Materials Laws, (c) Tenant receives any warning, notice of inspection, notice of violation or alleged violation or Tenant receives notice or knowledge of any proceeding, investigation or enforcement action, pursuant to any Hazardous Materials Laws; or (d) Tenant receives notice or knowledge of any claims made or threatened by any third party against Tenant or the Premises relating to any loss or injury resulting from Hazardous Materials. If the potential risk of any of the foregoing events is material, Tenant shall deliver immediate verbal notice to Landlord, in addition to written notice as set forth above. Tenant shall deliver to Landlord copies of all test results, reports and business or management plans required to be filed with any governmental agency pursuant to any Hazardous Materials Laws. Landlord hereby notifies Tenant, and Tenant hereby acknowledges that, prior to the leasing of the Premises pursuant to this Lease, Tenant has been notified, pursuant to California Health and Safety Code Section 25359.7 (or any successor statue), that Landlord knows, or has reasonable cause to believe, that certain hazardous substances (as such term is used in such Section 25359.7) may have come to be located in, on or beneath the Premises.

      14.5 INDEMNITY. Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord's officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against any and all liabilities, claims, suits, judgments, actions, investigations, proceedings, costs and expenses (including attorneys' fees and costs) arising out of or in connection with any breach of any provisions of this Article or directly or indirectly arising out of the use, generation, storage, release, disposal or transportation of Hazardous Materials by Tenant, or any assignee or subtenant of Tenant, or their respective agents, contractors, employees, licensees, or invitees, on, under or about the Premises during the Lease Term or any other period of Tenant's actual or constructive occupancy of the Premises, including, but not limited to, all foreseeable and unforeseeable consequential damages and the cost of any Remedial Work. Any defense of Landlord pursuant to this Section shall be by counsel acceptable to Landlord. Neither the consent by Landlord to the use, generation, storage, release, disposal or transportation of Hazardous Materials nor the strict compliance with all Hazardous Materials Laws shall excuse Tenant from Tenant's indemnification obligations pursuant to this Article. The foregoing indemnity shall be in addition to and not a limitation of the indemnification provisions of Article 13 of this Lease. Tenant's obligations pursuant to this Article shall survive the termination or expiration of this Lease. It is distinctly understood that Tenant's indemnity shall not extend to the use, generation, storage, release, disposal or transportation of Hazardous Materials by Landlord or any other tenant of the Center, or the existence of any Hazardous Materials on, under or about the Premises as of the Commencement Date (or the date Tenant takes possession of the Premises, if earlier).

      14.6 ENTRY AND INSPECTION; CURE. Landlord and its agents, employees and contractors, shall have the right (but not the obligation) to enter the Premises at all reasonable times to inspect the Premises and Tenant's compliance with the terms and conditions of this Article, or to conduct investigations and tests. No prior notice to Tenant shall be required in the event of an emergency, or if Landlord has reasonable cause to believe that violations of this Article have occurred, or if Tenant consents at the time of entry. In all other cases, Landlord shall give at least twenty-four (24) hours' prior notice to Tenant. Landlord shall have the right (but not the obligation) to remedy any violation by Tenant of the provisions of this Article pursuant to Section 22.3 of this Lease

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

or to perform any Remedial Work. Tenant shall pay, upon demand, all costs incurred by Landlord in investigating any such violations or potential violations or performing Remedial Work, plus interest thereon at the rate specified in this Lease from the date of demand until the date paid by Tenant.

      14.7 TERMINATION; EXPIRATION. Upon termination or expiration of this Lease, Tenant shall, at Tenant's cost, remove any equipment, improvements or storage facilities utilized in connection with any Hazardous Materials and shall clean up, detoxify, repair and otherwise restore the Premises to a condition free of Hazardous Materials, to the extent such condition is caused by Tenant or any assignee or subtenant of Tenant or their respective agents, contractors, employees, licensees or invitees.

      14.8 EXIT ASSESSMENT. No later than ten (10) days after the expiration or earlier termination of this Lease, Tenant shall cause to be performed, at its sole expense, an environmental assessment (the "Exit Assessment") of the Premises. Landlord agrees to allow Tenant access to the Premises for such purpose. The Exit Assessment must be performed by a qualified environmental consultant acceptable to Landlord, and shall include without limitation the following, as applicable to the Premises and Tenant's activities: (a) inspection of all floors, walls, ceiling tiles, benches, cabinet interiors, sinks, the roof and other surfaces for signs of contamination and/or deterioration related to Hazardous Materials, (b) inspection of any and all ducts, hoods and exhaust systems for signs of contamination, deterioration and/or leakage related or potentially related to Hazardous Materials, (c) inspection of all readily accessible drain lines and other discharge piping for signs of deterioration, loss of integrity and leakage, (d) Tenant interviews and review of appropriate Tenant records to determine the uses to which Tenant has put the Premises that involve or may have involved Hazardous Materials, and to determine if any known discharges to the Premises or ground or soils from Tenant's activities have occurred, (e) documentation in detail of all observations, including dated photographs, (f) if applicable a certification that all areas inspected are clean and free of any Hazardous Materials and that the investigation conducted by the consultant does indicate that any release of any Hazardous Materials has occurred in the Premises or the Center as a result of Tenant's activities, (g) if applicable, a detailed description of Hazardous Materials remaining in the Premises and of any contamination, deterioration and/or leakage observed, together with detailed recommendations for the removal, repair or abatement of the same, and (h) if applicable, a detailed description of evidence of possible or past releases of Hazardous Materials, together with detailed recommendations for the prevention of the same in the future. Landlord shall have the right to require additional evaluations or work in connection with the Exit Assessment based upon Tenant's use of the Premises, any actual or suspected Hazardous Materials issues, or other reasonable factors. The original of the Exit Assessment shall be addressed to Landlord and shall be provided to Landlord within twenty (20) days of the expiration or earlier termination of this Lease. In addition to Tenant's obligations under Section 14.7, Tenant agrees to fully implement and address all recommended actions contained in the Exit Assessment, at its sole cost, within thirty (30) days of the date thereof.

      14.9 EVENT OF DEFAULT. The release or discharge of any Hazardous Material or the violation of any Hazardous Materials Law by Tenant or any assignee or subtenant of Tenant shall be a material Event of Default by Tenant under this Lease. In addition to or in lieu of the remedies available under this Lease as a result of such Event of Default, Landlord shall have the right, without terminating this Lease, to require Tenant to suspend its operations and activities on the Premises until Landlord is satisfied that appropriate Remedial Work has been or is being adequately performed; Landlord's election of this remedy shall not constitute a waiver of Landlord's right thereafter to declare an Event of Default and pursue any other available remedy.

15. ALTERATIONS; LIENS.

      15.1 ALTERATIONS BY TENANT. Tenant shall not make any alterations, additions or improvements ("Alterations") to the Premises without Landlord's prior written consent, except for nonstructural Alterations that cost $5,000 or less and are not visible from the exterior of the Premises. All Alterations installed by Tenant shall be new or completely reconditioned. Landlord shall have the right to approve the contractor, the method of payment of the contractor, and the plans and specifications for all proposed Alterations. Tenant shall obtain Landlord's consent to all proposed Alterations requiring Landlord's consent prior to the commencement of any such Alterations. Tenant's request for consent shall be accompanied by information identifying the contractor and method of payment and two (2) copies of the proposed plans and specifications. All Alterations of whatever kind and nature shall become at once a part of the realty and shall be surrendered with the Premises upon expiration or earlier termination of the Lease Term, unless Landlord requires Tenant to remove the same as provided in Article 20. If Tenant demolishes or removes any then-existing tenant improvements or other portions of the Premises or the Building (including without limitation any previously-installed Alterations), Tenant shall promptly commence and diligently pursue to completion all Alterations then underway; provided, however, that if Tenant fails to do so, at the election of Landlord, Tenant shall restore the Premises and the Building to its condition and state of improvement prior to such demolition or removal. During the Lease Term, Tenant agrees to provide, at Tenant's expense, a policy of insurance covering loss or damage to Alterations made by Tenant, in an amount adequate to repair or replace the same, naming Landlord and Landlord's property manager (if any) as additional insureds. Provided, however, Tenant may install movable furniture, trade fixtures, machinery or equipment in conformance with applicable governmental rules or ordinances and remove the same upon expiration or earlier termination of this Lease as provided in Article 20.

      15.2 PERMITS AND GOVERNMENTAL REQUIREMENTS. Tenant shall obtain, at Tenant's sole cost and expense, all building permits and other permits of every kind and nature required by any governmental agency having jurisdiction in connection with the Alterations. Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord's officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against any and all claims, actions, damages, liability, costs, and expenses, including attorneys' fees and costs, arising out of any failure by Tenant or Tenant's contractor or agents to obtain all required permits, regardless of when such failure is discovered. Tenant shall do any and all additional construction, alterations, improvements and retrofittings required to be made to the Premises and/or the Center, or any other property of Landlord as a result of, or as may be triggered by, Tenant's

Alterations. Landlord shall have the right to do such construction itself; but in all instances Tenant shall pay all costs directly or indirectly related to such work and shall indemnify, protect, hold harmless and defend Landlord and Landlord's officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against any and all claims, actions, damages, liability, costs, and expenses, including attorneys' fees and costs, arising out of any such additionally required work. All payment and indemnification obligations under this Section shall survive the expiration or earlier termination of the Lease Term.

      15.3 LIENS. Tenant shall pay when due all claims for any work performed, materials furnished or obligations incurred by or for Tenant, and Tenant shall keep the Premises free from any liens arising with respect thereto. If Tenant fails to cause any such lien to be released within fifteen (15) days after imposition, by payment or posting of a proper bond, Landlord shall have the right (but not the obligation) to cause such release by such means as Landlord deems proper. Tenant shall pay Landlord upon demand for all costs incurred by Landlord in connection therewith (including attorneys' fees and costs), with interest at the rate specified in Section 22.4 from the date of payment by Landlord to the date of payment by Tenant. Tenant will notify Landlord in writing thirty (30) days prior to commencing any alterations, additions, improvements or repairs in order to allow Landlord time to file a notice of nonresponsibility.

      15.4 REMODEL. Landlord may in the future remodel, renovate or refurbish ("remodel") all or any portion of the Center, which remodel may include the Premises. The remodeling will be done in accordance with design specifications prepared by the project architect and reviewed and approved by Landlord. Copies of such specifications will be made available to Tenant. Tenant shall not, through any act or omission on the part of Tenant, in any way impede, delay or prevent the completion of such remodeling in a timely manner.

16. DAMAGE AND DESTRUCTION.

      16.1 PARTIAL DAMAGE. If, during the Lease Term, the Premises are damaged or destroyed by fire or other casualty, or if the Building is damaged or destroyed by fire or other casualty and such damage or destruction affects Tenant's use of the Premises (collectively, "Premises Damage"), Landlord shall perform the necessary repairs (other than to Tenant's Alterations, trade fixtures, equipment, and personal property, the repair of which Tenant shall be solely responsible), and this Lease shall continue in full force and effect. Provided, however, that Landlord may, at its option, elect to terminate this Lease if (i) Landlord's repairs cannot reasonably be completed within sixty (60) days after the date of the Premises Damage in accordance with applicable laws and regulations, or (ii) the Replacement Cost (defined below) exceeds six (6) months' Minimum Monthly Rent, or (iii) Landlord does not receive sufficient insurance proceeds to pay the full Replacement Cost and the shortfall exceeds three (3) month's Minimum Monthly Rent. As used herein, "Replacement Cost" shall mean the cost to repair or rebuild the Premises, Building or Center (other than Tenant's Alterations, equipment, trade fixtures, and personal property) at the time of the damage or destruction to their condition existing immediately prior thereto, including without limitation all costs of demolition, debris removal, permits, fees and other governmental requirements, and upgrading the Premises, Building or Center as required by law or other requirements, without deduction for depreciation.

      16.2 TOTAL DESTRUCTION. Notwithstanding any other provisions of this Lease, a total destruction (including any destruction required by any authorized public authority) of either the Premises or the Building shall, at the election of either Landlord or Tenant, terminate this Lease as of the date of such destruction.

      16.3 PARTIAL DESTRUCTION OF CENTER OR BUILDING. Notwithstanding any other provision of this Lease, if fifty percent (50%) or more of the rentable area of the Building or the Center is damaged or destroyed, notwithstanding that the Premises may be unaffected, Landlord shall have the right to terminate this Lease.

      16.4 INSURANCE DEDUCTIBLE. If Landlord is required or elects to repair any Premises Damage caused by an insured casualty as provided in Section 16.1, Tenant shall, within fifteen (15) days after receipt of written notice from Landlord, pay the amount of any deductible (or its Share thereof) under any insurance policy covering such Premises Damage, in accordance with Section 9.3 above.

      16.5 DAMAGE NEAR END OF TERM. If at any time during the last twelve (12) months of the Lease Term there is Premises Damage for which Replacement Cost exceeds one (1) month's Minimum Monthly Rent, Landlord may, at its option, elect to terminate this Lease; provided, however, that if Tenant has any valid, unexercised option to extend the term of this Lease, Tenant may prevent Landlord's termination under this Section by exercising such option within five
(5) business days of receipt of Landlord's election to terminate.

      16.6 LANDLORD'S TERMINATION NOTICE; EFFECTIVE DATE; RELOCATION. If Landlord elects to terminate this Lease under any applicable provision of this
Article 16, Landlord shall give notice of such election within forty-five (45) days of the date of the damage or destruction. In the case of a total destruction (Section 16.2) or Premises Damage that prevents Tenant from occupying the Premises for its permitted use, the effective date of such termination shall be the date of such Premises Damage; otherwise the effective date of termination shall be a date selected by Landlord not earlier than thirty
(30) days from the date of Landlord's notice.

      16.7 RENT ABATEMENT. If Landlord repairs the Premises or the Building after a Premises Damage as described in this Article 16, Minimum Monthly Rent and Additional Rent shall be equitably reduced from the date of the Premises Damage until the repairs are completed, based upon the extent to which such repairs interfere with the business carried on by Tenant in the Premises, but only to the extent that such loss is covered or would be covered by the rental income insurance required to be carried by Landlord under Section 9.1.

      16.8 TENANT'S OBLIGATIONS. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of, any of Alterations, equipment, trade fixtures, and personal property owned, placed or installed in or about the Premises by or on behalf of Tenant. Unless this Lease is terminated pursuant to this Article, Tenant shall promptly repair, restore or replace the same in the event of any damage thereto. If all or any portion of the Premises, Building or Center is damaged or destroyed by reason of any act or omission of Tenant, except as provided in
Section 9.4 (Waiver of Subrogation), Tenant shall either make the necessary repairs at Tenant's expense or pay to Landlord the Replacement Cost arising therefrom, regardless of whether this Lease is terminated. Nothing contained in this Article shall be construed as a limitation on Tenant's liability for any damage or destruction if such liability otherwise exists.

      16.9 WAIVER OF INCONSISTENT STATUTES. The parties' rights and obligations in the event of damage or destruction shall be governed by the provisions of this Lease; accordingly, Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4), and any other statute, code or judicial decisions that grants a tenant a right to terminate a lease in the event of damage or destruction of a leased premises.

17. CONDEMNATION.

      17.1 EFFECT ON LEASE. If all of the Premises, or so much thereof that the remaining portion of the Premises cannot be used by Tenant for its permitted use, is taken under the power of eminent domain or sold under the threat of the exercise of such power (collectively "Condemnation"), this Lease shall terminate as of the earlier of the date title vests in the condemnor or the date the condemnor is entitled to possession of the interest condemned (the "Condemnation Date"). Notwithstanding the foregoing, Landlord may prevent such termination by exercising, within forty-five (45) days of the Condemnation, any right to relocate Tenant to new Premises in the Center provided in Section 24.24 of this Lease. In all other cases, Landlord may terminate this Lease as of the Condemnation Date if (i) the Condemnation affects any material portion of the Premises or the Building, (ii) Landlord receives insufficient funds from the condemnor to complete the restoration of the Premises required under this Section, or (iii) if the Condemnation affects such a substantial portion of the Center (including the Common Facilities, parking lots or access to the Center) that it is no longer economically appropriate in Landlord's business judgment to lease the Premises on the terms and conditions of this Lease. If such Condemnation affects the Premises and this Lease remains in effect, (a) this Lease shall terminate as to the portion of the Premises taken as of the Condemnation Date, (b) the Minimum Monthly Rent shall be equitably adjusted based upon the rental value of the Premises remaining after the Condemnation compared to the rental value of the Premises prior to Condemnation, (c) Tenant's Share shall be adjusted based on any changes in the Rentable Square Footage of the Premises and/or the Center, and (d) Landlord shall, within a reasonable period of time, undertake such construction or restoration as may be reasonably necessary to place the remaining Premises in a useable condition (provided that the cost of such construction or restoration does not exceed the amount awarded to Landlord by the condemnor for such purpose). Landlord shall not be responsible to restore or replace any of Tenant's Alterations, fixtures, equipment or personal property.

      17.2 CONDEMNATION AWARD. All compensation, damages and other items of value awarded, paid or received in settlement or otherwise ("Award") upon any partial or total Condemnation shall be paid to Landlord, and Tenant shall have no claim thereto. Tenant hereby irrevocably assigns and transfers to Landlord, and fully waives, releases and relinquishes any and all claims to or interest in the Award, including, without limitation, any amount attributable to the amount, if any, by which rental value of the Premises exceeds the rent payable for the remainder of the Lease Term, to the value of any unexercised options to extend the term or expand the Premises, or to Tenant's goodwill. Notwithstanding the foregoing, Tenant shall have the right to make a separate claim and to recover from the condemning authority, but not from Landlord, so long as the Award payable to Landlord is not reduced thereby, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of
(a) the taking of the unamortized or undepreciated value of any leasehold improvements owned by Tenant that Tenant has the right to remove at the end of the Lease Term and the Tenant elects not to remove; (b) reasonable removal and relocation costs for any leasehold improvements that Tenant has the right to remove and elects to remove (if the condemning authority approves of the removal); and (c) relocation costs under Government Code Section 7262, the claim for which Tenant may pursue by separate action independent of this Lease.

      17.3 WAIVER OF INCONSISTENT STATUTES. The parties' rights and obligations in the event of Condemnation shall be governed by the provisions of this Lease; accordingly, Tenant waives the provisions of California Code of Civil Procedure Sections 1265.110 through 1265.150, and any other statute, code or judicial decisions that grants a tenant a right to terminate a lease in the event of the Condemnation of a leased premises.

18. ASSIGNMENT AND SUBLETTING.

      18.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or involuntarily assign, sublease, mortgage, encumber, or otherwise transfer all or any portion of the Premises or its interest in this Lease (collectively, "Transfer") without Landlord's prior written consent, which consent Landlord shall not unreasonably withhold. Landlord may withhold its consent until Tenant has complied with the provisions of Sections 18.2 and 18.3. Any attempted Transfer without Landlord's written consent shall be void and shall constitute a noncurable Event of Default under this Lease. If Tenant is a corporation, any cumulative Transfer of more than twenty percent (20%) of the voting stock of such corporation shall constitute a Transfer requiring Landlord's consent hereunder; provided, however, that this sentence shall not apply to any corporation whose stock is publicly traded. If Tenant is a partnership, limited liability company, trust or other entity, any cumulative Transfer of more than twenty percent (20%) of the partnership, membership, beneficial or other ownership interests therein shall constitute a Transfer requiring Landlord's consent hereunder. Tenant shall not have the right to consummate a Transfer or to request Landlord's consent to any Transfer if any Event of Default has occurred and is continuing or if Tenant or any affiliate of Tenant is in default under any lease of any other real property owned or managed (in whole or in part) by Landlord or any affiliate of Landlord.

      18.2 LANDLORD'S ELECTION. Tenant's request for consent to any Transfer shall be accompanied by a written statement setting forth the details of the proposed Transfer, including the name, business and financial condition of the prospective Transferee, financial details of the proposed Transfer (e.g., the term and the rent and security deposit payable), and any other related information that Landlord may reasonably require. Landlord shall have the right:
(a) to withhold consent to the Transfer, if reasonable, (b) to grant consent,
(c) to terminate this Lease as to the portion of the Premises affected by any proposed Transfer, in which event Landlord may enter into a lease directly with the proposed Transferee, or (d) to consent on the condition that Landlord be paid fifty percent (50%) of all subrent or other consideration to be paid to Tenant under the terms of the Transfer in excess of the total rent due hereunder (including, if such Transfer is an assignment or if such Transfer is to occur directly or indirectly in connection with the sale of any assets of Tenant, fifty percent (50%) of the amount of the consideration attributable to the Transfer, as reasonably determined by Landlord). Landlord may require any permitted subtenant to make rental payments directly to Landlord, in the amount of rent due hereunder. The grounds on which Landlord may reasonably withhold its consent to any requested Transfer include, without limitation, that: (i) the proposed Transferee's contemplated use of the Premises following the proposed Transfer is not reasonably similar to the use of the Premises permitted hereunder, (ii) in Landlord's reasonable business judgment, the proposed Transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under this Lease, (iii) in Landlord's reasonable business judgment, the proposed Transferee lacks sufficient net worth, working capital, anticipated cash flow and other indications of financial strength to meet all of its obligations under this Lease, (iv) the proposed Transfer would breach any covenant of Landlord respecting a radius restriction, location, use or exclusivity in any other lease, financing agreement, or other agreement relating to the Center, and (v) in Landlord's reasonable business judgment, the possibility of a release of Hazardous Materials is materially increased as a result of the Transfer or if Landlord does not receive sufficient assurances that the proposed Transferee has the experience and financial ability to remedy a violation of Hazardous Materials and to fulfill its obligations under Articles 13 and 14. In connection with any such Transfer, Landlord shall have the right to require Tenant, at Tenant's sole cost, to cause environmental testing meeting the requirements of an Exit Assessment described in Section 14.8 to be performed. Landlord need only respond to any request by Tenant hereunder within a reasonable time of not less than ten (10) business days after receipt of all information and other submission required in connection with such request.

      18.3 COSTS; TRANSFER FEE. Tenant shall pay all costs and expenses in connection with any permitted Transfer, including any real estate brokerage commissions due with respect to the Transfer. Tenant shall pay all attorneys' fees and costs incurred by Landlord and a fee of $500 to reimburse Landlord for costs and expenses incurred in connection with any request by Tenant for Landlord's consent to a Transfer. Such fee shall be delivered to Landlord concurrently with Tenant's request for consent. Such payment obligations shall apply regardless of whether Landlord ultimately grants or denies Tenant's request.

      18.4 ASSUMPTION; NO RELEASE OF TENANT. Any permitted assignee shall assume in writing all obligations of Tenant under this Lease, utilizing a form of assumption agreement provided or approved by Landlord, and an executed copy of such assumption agreement shall be delivered to Landlord within fifteen (15) days after the effective date of the Transfer. The taking of possession of all or any part of the Premises by any such permitted assignee or subtenant shall constitute an agreement by such person or entity to assume without limitation or qualification all of the obligations of Tenant under this Lease, notwithstanding any failure by such person to execute the assumption agreement required in the immediately preceding sentence. No permitted Transfer shall release or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article nor a consent to any Transfer. Consent to one Transfer shall not constitute a consent to any subsequent Transfer. If any transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent Transfers or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent, and such action shall not relieve Tenant of its liability under this Lease.

      18.5 NO MERGER. No merger shall result from any Transfer pursuant to this Article, any surrender by Tenant of its interest under this Lease, or any termination hereof in any other manner. In any such event, Landlord may either terminate any or all subleases or succeed to the interest of Tenant thereunder.

      18.6 REASONABLE RESTRICTION. Tenant acknowledges that the restrictions on Transfer contained herein are reasonable restrictions for purposes of Section
22.2 of this Lease and California Civil Code Section 1951.4.

19. SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATE.

      19.1 SUBORDINATION. The lien and terms of this Lease are and shall be unconditionally junior and subordinate to the lien and terms of all ground leases, mortgages, deeds of trust, and other security instruments now or hereafter affecting the real property of which the Premises are a part, and to all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, beneficiary under deed of trust or ground lessor shall elect to have this Lease prior to its mortgage, deed of trust or ground lease, and gives written notice thereof to Tenant, this Lease shall be deemed prior thereto. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such mortgage, deed of trust or ground lease, as the case may be. If Tenant fails to deliver such agreement within ten (10) days after written demand, (a) Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to do so, and (b) an Event of Default shall be deemed to have occurred and, in addition to all other liability, Tenant shall be liable for the immediate payment of all foreseeable and unforeseeable damages, penalties and attorneys' fees and costs incurred by Landlord as a result of such failure.

      19.2 ATTORNMENT. If Landlord sells, transfers, or conveys its interest in the Premises or this Lease, or if the same is foreclosed judicially or nonjudicially, or is otherwise acquired, by a mortgagee, beneficiary under deed of trust or ground lessor, upon the request and at the sole election of Landlord's lawful successor, Tenant shall attorn to said successor. Tenant shall, upon request of Landlord, execute an attornment agreement in form and substance acceptable to Landlord agreeing in advance to such attornment to any such mortgagee, beneficiary, ground lessor or other successor. Such attornment agreement shall provide, among other things, that such mortgagee, beneficiary or ground lessor shall not be (a) bound by any prepayment of more than one (1) month's rent, (b) liable for the return of any Security Deposit or other sums not actually received by said successor, (c) bound by any act or omission of Landlord arising prior to the succession of such successor to the Landlord's interest in this Lease, or be subject to any offset, defense or counter-claim that Tenant may have previously accrued against Landlord, or (d) be bound by any material amendment of this Lease made after the later of the initial effective date of this Lease, or the date that such successor's lien or interest first arose, unless said successor shall have consented to such amendment in writing.

      19.3 ESTOPPEL CERTIFICATES. Within ten (10) days after written request from Landlord, Tenant at Tenant's sole cost shall execute, acknowledge and deliver to Landlord a written certificate in favor of Landlord and any prospective lender on or purchaser of the Center or any part thereof, (a) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modifications and certifying that this Lease is in full force and effect as so modified), (b) the amount of any rent paid in advance, and (c) that there are no uncured defaults on the part of Landlord, or specifying the nature of such defaults if any are claimed. In addition to the foregoing, such certificate shall include Tenant's certification to such other matters of fact, and be on such form, as Landlord or such prospective lender or purchaser shall reasonably require. If Tenant fails to deliver such certificate within said 10-day period, an Event of Default shall be deemed to have occurred and, in addition to all other liability, Tenant shall be liable for the immediate payment of all foreseeable and unforeseeable damages, penalties and attorneys' fees and costs incurred by Landlord as a result of such failure. Tenant's failure to deliver such certificate within said 10-day period shall constitute a conclusive acknowledgment by Tenant: (i) that this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) that not more than one month's rent has been paid in advance, and (iii) that there are no uncured defaults in Landlord's performance.

20. SURRENDER OF PREMISES.

      20.1 CONDITION OF PREMISES. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition and state of repair as at the commencement of the Lease Term, except for ordinary wear and tear that Tenant is not otherwise obligated to remedy under the provisions of this Lease. Tenant shall deliver all keys to the Premises and the Building to Landlord. Upon Tenant's vacation of the Premises, Tenant shall remove all portable furniture, trade fixtures, machinery, equipment, signs and other items of personal property (unless prohibited from doing so under Section 20.2), and shall remove any Alterations (whether or not made with Landlord's consent) that Landlord may require Tenant to remove. Tenant shall repair all damage to the Premises caused by such removal and shall restore the Premises to its prior condition, all at Tenant's expense. Such repairs shall be performed in a manner satisfactory to Landlord and shall include, but are not limited to, the following: capping all plumbing, capping all electrical wiring, repairing all holes in walls, restoring damaged floor and/or ceiling tiles, and thorough cleaning of the Premises. If Tenant fails to remove any items that Tenant has an obligation to remove under this Section when required by Landlord or otherwise, such items shall, at Landlord's option, become the property of Landlord and Landlord shall have the right to remove and retain or dispose of the same in any manner, without any obligation to account to Tenant for the proceeds thereof. Tenant waives all claims against Landlord for any damages to Tenant resulting from Landlord's retention or disposition of such Alterations or personal property. Tenant shall be liable to Landlord for Landlord's costs of removing, storing and disposing of such items.

      20.2 REMOVAL OF CERTAIN ALTERATIONS, FIXTURES AND EQUIPMENT PROHIBITED. All Alterations, fixtures (whether or not trade fixtures), machinery, equipment, signs and other items of personal property that Landlord has not required Tenant to remove under Section 20.1 shall become Landlord's property and shall be surrendered to Landlord with the Premises, regardless of who paid for the same. In particular and without limiting the foregoing, Tenant shall not remove any of the following materials or equipment without Landlord's prior written consent, regardless of who paid for the same and regardless of whether the same are permanently attached to the Premises: power wiring and power panels; piping for industrial gasses or liquids; laboratory benches, sinks, cabinets and casework; fume hoods or specialized air-handling and evacuation systems; drains or other equipment for the handling of waste water or hazardous materials; computer, telephone and telecommunications wiring, panels and equipment; lighting and lighting fixtures; wall coverings; drapes, blinds and other window coverings; carpets and other floor coverings; heaters, air conditioners and other heating or air conditioning equipment; fencing; security gates and systems; and other building operating equipment and decorations.

      20.3 HOLDING OVER. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease, and Tenant shall indemnify, protect, hold harmless and defend Landlord against all liabilities, damages and expenses incurred by Landlord as a result of any delay by Tenant in vacating the Premises. If Tenant remains in possession of the Premises or any part thereof after the expiration of the Lease Term with Landlord's written permission, Tenant's occupancy shall be a tenancy from month-to-month only, and not a renewal or extension hereof. All provisions of this Lease (other than those relating to the term) shall apply to such month-to-month tenancy, except that the Minimum Monthly Rent shall be increased to 150% of the Minimum Monthly Rent in effect during the last month of the Lease Term. No acceptance of rent, negotiation of rent checks or other act or omission of Landlord or its agents shall extend the Expiration Date of this Lease other than a writing executed by Landlord giving Tenant permission to remain in occupancy beyond the Expiration Date under the terms of the immediately preceding sentence.

21. DEFAULT BY TENANT.

      The occurrence of any of the following shall constitute an "Event of Default" under this Lease by Tenant:

            (a) Failure to pay when due any Minimum Monthly Rent, Additional Rent or any other monetary sums required to be paid by Tenant under the terms of this Lease, if such failure continues for three (3) days after written notice by Landlord to Tenant. Landlord's notice described herein is intended to satisfy, and is not in addition to, any and all legal notices required prior to commencement of an unlawful detainer action, including without limitation the notice requirements of California Code of Civil Procedure Sections 1161 et seq.

            (b) Failure to perform any other agreement or obligation of Tenant hereunder, if such failure continues for fifteen (15) days after written notice by Landlord to Tenant, except as to those Events of Default that are noncurable, in which case nosuch grace period shall apply. Landlord's notice described herein is intended to satisfy, and is not in addition to, any and all legal notices

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required prior to commencement of an unlawful detainer action, including without limitation the notice requirements of California Code of Civil Procedure
Sections 1161 et seq.

            (c) Abandonment or vacation of the Premises by Tenant, or failure to occupy the Premises for a period of ten (10) consecutive days.

            (d) If any of the following occurs: (i) a petition is filed for an order of relief under the federal Bankruptcy Code or for an order or decree of insolvency or reorganization or rearrangement under any state or federal law, and such petition is not dismissed within thirty (30) days after the filing thereof; (ii) Tenant makes a general assignment for the benefit of creditors;
(iii) a receiver or trustee is appointed to take possession of any substantial part of Tenant's assets, unless such appointment is vacated within thirty (30) days after the date thereof; or (iv) Tenant consents to or suffers an attachment, execution or other judicial seizure of any substantial part of its assets or its interest under this Lease, unless such process is released or satisfied within thirty (30) days after the occurrence thereof. If a court of competent jurisdiction determines that any of the foregoing events is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession), and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive the difference between the rent (or other consideration) paid in connection with such transfer and the rent payable by Tenant hereunder. Any assignee pursuant to the provisions of any bankruptcy law shall be deemed without further act to have assumed all of the obligations of the Tenant hereunder arising on or after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

            (e) The occurrence of any other event that is deemed to be an Event of Default under any other provision of this Lease, or any other lease to which Landlord (or any affiliate of Landlord) and Tenant (or any affiliate of Tenant) are parties.

22. REMEDIES.

      Upon the occurrence of any Event of Default by Tenant, Landlord shall have the following remedies, each of which shall be cumulative and in addition to any other remedies now or hereafter available at law or in equity:

      22.1 TERMINATION OF LEASE. Landlord can terminate this Lease and Tenant's right to possession of the Premises by giving written notice of termination, and then re-enter the Premises and take possession thereof. No act by Landlord other than giving written notice to Tenant of such termination shall terminate this Lease. Upon termination, Landlord has the right to recover all damages incurred by Landlord as a result of Tenant's default, including:

            (a) The worth at the time of award of any unpaid rent that had been earned at the time of such termination; plus

            (b) The worth at the time of award of the amount by which the unpaid rent that would have been earned after the date of termination until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; plus

            (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's default, including, but not limited to
(i) expenses for cleaning, repairing or restoring the Premises, (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, (iii) brokers' fees and commissions, advertising costs and other expenses of reletting the Premises, (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions, (v) expenses in retaking possession of the Premises, (vi) attorneys' fees and costs, (vii) any unearned brokerage commissions paid in connection with this Lease, and (viii) reimbursement of any previously waived or abated Minimum Monthly Rent, Additional Rent or other charges; plus

            (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law. As used in paragraphs (a) and (b) above, the "worth at the time of award" shall be computed by allowing interest at the maximum permissible legal rate. As used in paragraph (c) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

      22.2 CONTINUATION OF LEASE. Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations), as follows:

            (a) Landlord can continue this Lease in full force and effect without terminating Tenant's right of possession, and Landlord shall have the right to collect rent and other monetary charges when due and to enforce all other obligations of Tenant hereunder. Landlord shall have the right to enter the Premises to do acts of maintenance and preservation of the Premises, to make alterations and repairs in order to relet the Premises, and/or to undertake other efforts to relet the Premises. Landlord may also remove personal property from the Premises and store the same in a public warehouse at Tenant's expense and risk. No act by Landlord permitted under this paragraph shall terminate this Lease unless a written notice of termination is given by Landlord to Tenant or unless the termination is decreed by a court of competent jurisdiction.

            (b) In furtherance of the remedy set forth in this Section, Landlord may relet the Premises or any part thereof for Tenant's account, for such term (which may extend beyond the Lease Term), at such rent, and on such other terms and conditions as Landlord may deem advisable in its sole discretion. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises. Any rents received by Landlord from such reletting shall be applied to the payment of: (i) any indebtedness other than rent due hereunder from Tenant to Landlord, (ii) the costs of such reletting, including brokerage and attorneys' fees and costs, and the cost of any alterations and repairs to the Premises, and (iii) the payment of rent due and unpaid hereunder, including any previously waived or abated rent. Any remainder shall be held by Landlord and applied in payment of future amounts as the same become due and payable hereunder. In no event shall Tenant be entitled to any excess rent received by Landlord after an Event of Default by

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

Tenant and the exercise of Landlord's remedies hereunder. If the rent from such reletting during any month is less than the rent payable hereunder, Tenant shall pay such deficiency to Landlord upon demand.

            (c) Landlord shall not, by any re-entry or other act, be deemed to have accepted any surrender by Tenant of the Premises or Tenant's interest therein, or be deemed to have terminated this Lease or Tenant's right to possession of the Premises or the liability of Tenant to pay rent accruing thereafter or Tenant's liability for damages under any of the provisions hereof, unless Landlord shall have given Tenant notice in writing that it has so elected to terminate this Lease.

            (d) Tenant acknowledges and agrees that the restrictions on the Transfer of this Lease set forth in Article 18 of this Lease constitute reasonable restrictions on such transfer for purposes of this Section and California Civil Code Section 1951.4.

      22.3 PERFORMANCE BY LANDLORD. If Tenant fails to pay any sum of money or perform any other act to be performed by Tenant hereunder, and such failure continues for fifteen (15) days after notice by Landlord, Landlord shall have the right (but not the obligation) to make such payment or perform such other act without waiving or releasing Tenant from its obligations. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate specified in Section 22.4, shall be payable to Landlord on demand. Landlord shall have the same rights and remedies in the event of nonpayment by Tenant as in the case of default by Tenant in the payment of the rent.

      22.4 LATE CHARGE; INTEREST ON OVERDUE PAYMENTS. The parties acknowledge that late payment by Tenant of Minimum Monthly Rent, Additional Rent or other charges hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impractical to determine, including, but not limited to, processing and accounting charges, administrative expenses, and additional interest expenses or late charges that Landlord may be required to pay as a result of late payment on Landlord's obligations. Therefore, if any installment of Minimum Monthly Rent, Additional Rent or other charges is not received by Landlord on the date due, and without regard to whether Landlord gives Tenant notice of such failure or exercises any of its remedies upon an Event of Default, Tenant shall pay a late charge equal to the greater of ten percent (10%) of the overdue amount or One Hundred Dollars ($100). The parties hereby agree that such late charge represents a fair and reasonable estimate of the damages Landlord will incur by reason of late payment by Tenant. In addition, any amount due from Tenant that is not paid when due shall bear interest at a rate equal to two percent (2%) over the then current Bank of America prime or reference rate or ten percent (10%) per annum, whichever is greater, but not in excess of the maximum permissible legal rate, from the date such payment is due until the date paid by Tenant. Landlord's acceptance of any interest or late charge shall not constitute a waiver of Tenant's default or prevent Landlord from exercising any other rights or remedies available to Landlord.

      22.5 LANDLORD'S RIGHT TO REQUIRE ADVANCE PAYMENT OF RENT; CASHIER'S CHECKS. If Tenant is late in paying any component of rent more than two (2) times during any calendar year during the Lease Term, Landlord shall have the right, upon notice to Tenant, to require that all rent be paid three (3) months in advance. Additionally, if any of Tenant's checks are returned for nonsufficient funds, or if Landlord at any time serves upon Tenant a Three Day Notice to Pay Rent or Quit (pursuant to California Civil Code Sections 1161 et seq. or any successor or similar unlawful detainer statutes), Landlord may, at its option, require that all future rent (including any sums demanded in any subsequent three (3) day notice) be paid exclusively by money order or cashier's check.

23. DEFAULT BY LANDLORD.

      23.1 NOTICE TO LANDLORD. Landlord shall not be in default under this Lease unless Landlord fails to perform an obligation required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to each Mortgagee as provided in Section 23.2, specifying the nature of the alleged default; provided, however, that if the nature of the obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

      23.2 NOTICE TO MORTGAGEES. Tenant agrees to give each mortgagee or trust deed holder on the Premises or the Center ("Mortgagee"), by certified mail, a copy of any notice of default served upon Landlord, provided that Tenant has been previously notified in writing of the address of such Mortgagee. Tenant further agrees that if Landlord fails to cure such default within the time provided for in this Lease, then the Mortgagees shall have an additional thirty
(30) days after Tenant's notice within which to cure such default, or if such default cannot reasonably be cured within that time, then such additional time as may be necessary if, within said 30-day period, any Mortgagee has commenced and is diligently pursuing the remedies necessary to cure the default (including but not limited to commencement of foreclosure proceedings if necessary to affect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

      23.3 LIMITATIONS ON REMEDIES AGAINST LANDLORD. In the event Tenant has any claim or cause of action against Landlord: (a) Tenant's sole and exclusive remedy shall be against Landlord's interest in the Building, and neither Landlord nor any of Landlord's officers, directors, shareholders, partners, members, principals, employees, agents, representatives, or other related entities or individuals, or their respective successors and assigns (collectively, "Landlord's Related Entities"), nor any other property of Landlord or Landlord's Related Entities shall be liable for any deficiency, (b) none of Landlord's Related Entities shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over Landlord), (c) no service of process shall be made against any of Landlord's Related Entities (except as may be necessary to secure jurisdiction), and none of Landlord's Related Entities shall be required to answer or otherwise plead to any service of process, (d) no judgment shall be taken against any of Landlord's Related Entities and any judgment taken against any of Landlord's Related Entities may be vacated and set aside at any time, and (e) no writ of execution will ever be levied against the assets of any of Landlord's Related Entities. The covenants and agreements set forth in this Section shall be enforceable by Landlord and/or by any of Landlord's Related Entities. If Landlord fails to give any consent that a court later holds Landlord was required to give under the terms of this Lease, Tenant shall be entitled solely to specific performance and such other remedies as may be specifically reserved to Tenant under this Lease, but in no

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

event shall Landlord be responsible for monetary damages (including incidental and consequential damages) for such failure to give consent.

24. GENERAL PROVISIONS.

      24.1 ACTION OR DEFENSE BY TENANT. Any claim, demand or right of defense of any kind by Tenant that is based upon or arises in any connection with this Lease or negotiations prior to its execution shall be barred unless Tenant commences an action thereon or initiates a legal proceeding or defense by reason thereof within six (6) months after the date of the occurrence of the event, act or omission to which the claim, demand or right of defense relates. Tenant acknowledges and understands that, after having had an opportunity to consult with legal counsel, the purpose of this paragraph is to shorten the time period within which Tenant would otherwise have to raise such claims, demands or rights of defense.

      24.2 ARBITRATION AND MEDIATION; WAIVER OF JURY TRIAL. Except as provided in this Section, if any dispute ensues between Landlord and Tenant arising out of or concerning this Lease, and if said dispute cannot be settled through direct discussions between the parties, the parties shall first to attempt to settle the dispute through mediation before a mutually acceptable mediator.
The cost of mediation shall be divided equally between the parties. Thereafter, any remaining, unresolved disputes or claims shall be resolved by binding arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction. The prevailing party in any such arbitration shall be entitled to recover reasonable costs and attorneys' fees and costs as determined by the arbitrator; provided, however, that the foregoing provisions regarding mediation and arbitration shall not apply to (a) any issue or claim that might properly be adjudicated in an unlawful detainer proceeding, or (b) to any issue or claim that Landlord elects not to have resolved through arbitration and with respect to which Landlord commences an action in law or equity to determine the same. Without limiting the foregoing, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim (including any claim of injury or damage and any emergency and other statutory remedy in respect thereof) brought by either against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises.

      24.3 ATTORNEYS' FEES. If Landlord brings any legal action or proceeding, declaratory or otherwise, arising out of this Lease, including any suit by Landlord to recover rent or possession of the Premises or otherwise to enforce this Lease, Tenant shall pay Landlord's costs and attorneys' fees and costs incurred in such proceeding. As used herein, "attorneys' fees and costs" include without limitation attorneys' fees and costs, printing, photocopying, duplicating and other expenses, air freight charges, fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, experts' fees, appraisers' fees, accountants' fees, court costs, the fees of other professionals, costs incurred in connection with any and all arbitrations, mediations, post-judgment motions, contempt proceedings, garnishments, levies, debtor and third party examination, discovery and bankruptcy litigation. If Landlord issues notice(s) to pay rent, notice(s) to perform covenant, notice(s) of abandonment or similar documents as a result of Tenant's default under this Lease, and if Tenant cures such default, Tenant shall pay to Landlord within fifteen (15) days of demand, the reasonable costs incurred by Landlord in preparing and delivering the same, including Landlord's attorneys' fees and costs.

      24.4 AUTHORITY OF TENANT. Tenant represents and warrants that it has full power and authority to execute and fully perform its obligations under this Lease pursuant to its governing instruments, without the need for any further action, and that the person(s) executing this Agreement on behalf of Tenant are the duly designated agents of Tenant and are authorized to do so. Prior to execution of this Lease, Tenant shall supply Landlord with such evidence as Landlord may request regarding the authority of Tenant to enter into this Lease. Any actual or constructive taking of possession of the Premises by Tenant shall constitute a ratification of this Lease by Tenant.

      24.5 BINDING EFFECT; PARTIES BENEFITED. Subject to the provisions of
Article 18 restricting transfers by Tenant and subject to Section 24.26 regarding transfer of Landlord's interest, all of the provisions of this Lease shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Except for Landlord's employees and agents (including without limitation any property manager or property management firm engaged by Landlord with respect to the Premises), each of whom shall be entitled to the benefits of and shall be third party beneficiaries of the provisions of Articles 12 and 13, no third person shall be entitled to enforce or be entitled to any rights hereunder or be a third party beneficiary of any term or provision this Lease.

      24.6 BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this transaction except only the broker(s) set forth in Section 1.11 of the Basic Lease Provisions, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this transaction. Tenant agrees to indemnify, protect, hold harmless and defend Landlord from and against any obligation or liability to pay any commission or compensation to any other party arising from the act or agreement of Tenant. Tenant acknowledges that certain partners, affiliates or members of Landlord, or their respective officers, directors, shareholders, members or employees, may hold real estate sales person or broker licenses, and additionally may be employees of Asset Management Group and as such may have negotiated, or may have a financial interest in, this transaction.

      24.7 CONSTRUCTION. The headings and captions used in this Lease are for convenience only and are not a part of the terms and provisions of this Lease. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant, its subtenants and assigns and their respective agents, employees, contractors, and invitees, and any others using the Premises with Tenant's express or implied permission.

      24.8 COUNTERPARTS. This Lease may be executed in multiple copies, each of which shall be deemed an original, but all of which shall constitute one Lease binding on all parties after all parties have signed such a counterpart.

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

      24.9 COVENANTS AND CONDITIONS. Each provision to be performed by Tenant shall be deemed to be both a covenant and a condition.

      24.10 ENTIRE AGREEMENT. This Lease, together with any and all exhibits, schedules, riders and addenda attached or referred to herein, constitutes the entire agreement between the parties with respect to the subject matter hereof. There are no oral or written agreements or representations between the parties hereto affecting this Lease, and this Lease supersedes, cancels and merges any and all previous verbal or written negotiations, arrangements, representations, brochures, displays, models, photographs, renderings, floor plans, elevations, projections, estimates, agreements and understandings if any, made by or between Landlord and Tenant and their agents, with respect to the subject matter, and none thereof shall be used to interpret, construe, supplement or contradict this Lease. This Lease and all amendments thereto is and shall be considered to be the only agreement between the parties hereto and their representatives and agents. There are no other representations or warranties between the parties, and all reliance with respect to representations is solely based upon the representations and agreements contained in this Lease.

      24.11 EXHIBITS. Any and all exhibits, schedules, riders and addenda attached or referred to herein are hereby incorporated herein by reference.

      24.12 FINANCIAL STATEMENTS. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably requested by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any proposed or actual lender or purchaser of the Premises designated by Landlord any financial statements required by such party to facilitate the sale, financing or refinancing of the Premises, including the past three (3) years' financial statements. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All such financial statements shall be received in confidence and shall be used only for the purposes set forth herein. Tenant hereby irrevocably authorizes Landlord to conduct credit checks and other investigations into Tenant's financial affairs.

      24.13 FORCE MAJEURE. If Landlord is delayed in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders, governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations), riots, civil unrest or insurrection, war, terrorism, bioterrorism, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay that results from an interruption of any public utilities, or other unusual and unforeseeable delay not within the reasonable control of Landlord, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay.

      24.14 GOVERNING LAW. This Lease shall be governed, construed and enforced in accordance with the laws of the State of California.

      24.15 JOINT AND SEVERAL LIABILITY. If more than one person or entity executes this Lease as Tenant, each of them is jointly and severally liable for all of the obligations of Tenant hereunder.

      24.16 MODIFICATION. The provisions of this Lease may not be modified or amended, except by a written instrument signed by all parties.

      24.17 MODIFICATION FOR LENDER. If, in connection with obtaining financing or refinancing for the Premises or the Center, Landlord's lender requests reasonable modifications to this Lease, Tenant will not unreasonably withhold or delay its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect Tenant's rights hereunder.

      24.18 NONDISCRIMINATION. Tenant for itself and its officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, agrees to comply fully with any and all laws and other requirements prohibiting discrimination against any person or group of persons on account of race, color, religion, creed, sex, marital status, sexual orientation, national origin, ancestry, age, physical handicap or medical condition, in the use occupancy or patronage of the Premises and/or of Tenant's business. Tenant shall indemnify, protect, hold harmless and defend Landlord and Landlord's officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, from and against all damage and liability incurred by Landlord in the event of any violation of the foregoing covenant or because of any event of or practice of discrimination against any such persons or group of persons by Tenant or its officers, directors, shareholders, partners, members, principals, employees, agents, representatives, and other related entities and individuals, and their respective successors and assigns, in accordance with the indemnification provisions of Article 13.

      24.19 NOTICE. Any and all notices to either party shall be personally delivered, sent by recognized courier service (such as Federal Express or United Parcel Service), or sent by certified mail, return receipt requested, postage prepaid, addressed to the party to be notified at the address specified in
Section 1.1, or at such other address as such party may from time to time designate in writing. Notice shall be deemed delivered on the date of personal delivery, on the date scheduled for delivery by such courier service, or three
(3) business days after deposit in the U.S. Mail, certified, return receipt requested. Provided, however, that any notice required pursuant to California Code of Civil Procedure Sections 1161 et seq. may be given as provided in such sections. Any and all notices provided herein that Landlord may give setting forth or alleging any default or breach of this Lease, or of any failure of Tenant to perform its obligations hereunder shall be deemed to satisfy, and shall not be in addition to, any and all legal notices required prior to the commencement of an unlawful detainer action, including without limitation the notices required pursuant to California Code of Civil Procedure Sections 1161 et seq.

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      24.20 PARTIAL INVALIDITY. If any provision of this Lease is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby. Each provision shall be valid and enforceable to the fullest extent permitted by law.

      24.21 QUIET ENJOYMENT. Landlord agrees that Tenant, upon paying the rent and performing the terms, covenants and conditions of this Lease, may quietly have the right to use and occupy the Premises as against Landlord during the Lease Term, subject, however, to the lien and provisions of any mortgage or deed of trust to which this Lease is or becomes subordinate.

      24.22 RECORDING; NON-DISCLOSURE. Tenant shall not record this Lease or any memorandum hereof without Landlord's prior written consent. Tenant shall not, without the express written consent of Landlord, disclose the terms or provisions of this Lease to any person, except for Tenant's employees, agents, attorneys, officers and directors whose duties require such persons to be informed of such matters, or except as required by law.

      24.23 RELATIONSHIP OF THE PARTIES. Nothing contained in this Lease shall be deemed or construed as creating a partnership, joint venture, principal-agent, or employer-employee relationship between Landlord and any other person or entity (including, without limitation, Tenant) or as causing Landlord to be responsible in any way for the debts or obligations of such other person or entity.

      24.24 INTENTIONALLY DELETED.

      24.25 TIME OF THE ESSENCE. Time is of the essence of each and every provision of this Lease.

      24.26 TRANSFER OF LANDLORD'S INTEREST. In the event of a sale, assignment, exchange or other disposition of Landlord's interest in the Premises, other than a transfer for security purposes only, Landlord shall be relieved of all obligations and liabilities accruing hereunder after the effective date of said sale, assignment, exchange or other disposition, provided that any Security Deposit or other funds then held by Landlord in which Tenant has an interest are delivered to Landlord's successor. The obligations to be performed by Landlord hereunder shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

      24.27 WAIVER. No provision of this Lease or the breach thereof shall be deemed waived, except by written consent of Landlord. A waiver of any such breach shall not be deemed a waiver of any preceding or succeeding breach of the same or any other provision. No delay or omission by Landlord in exercising any of its remedies shall impair or be construed as a waiver thereof, unless such waiver is expressly set forth in a writing signed by Landlord. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any previous breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such previous breach at the time of acceptance of such rent.

            THE SUBMISSION OF THIS LEASE FOR EXAMINATION AND/OR SIGNATURE BY TENANT IS NOT A COMMITMENT BY LANDLORD OR ITS AGENTS TO RESERVE THE PREMISES OR TO LEASE THE PREMISES TO TENANT. THIS LEASE SHALL BECOME EFFECTIVE AND LEGALLY BINDING ONLY UPON FULL EXECUTION AND DELIVERY BY BOTH LANDLORD AND TENANT. UNTIL LANDLORD DELIVERS A FULLY EXECUTED COUNTERPART HEREOF TO TENANT, LANDLORD HAS THE RIGHT TO OFFER AND TO LEASE THE PREMISES TO ANY OTHER PERSON TO THE EXCLUSION OF TENANT.

EXECUTED, by Landlord and Tenant as of the date first written above.

                                      LANDLORD:

                                      COLLINS-TECH R.B.
                                      a California general partnership

                                      By: CDC FINANCIAL INVESTORS GP I, a
                                      California limited liability company,
                                          General Partner

                                          By: COLLINS DEVELOPMENT
                                              COMPANY, INC., a California
                                              corporation, Manager

                                              By: /s/ Robert Petersen
                                                  ------------------------------
                                              Title:
                                                     ---------------------------

                                              By: /s/ E. Tyler Miller
                                                  ------------------------------
                                              Title:
                                                     ---------------------------


                                      TENANT:

                                      JMAR TECHNOLOGIES, INC.,
                                      a Delaware corporation

                                      By: /s/ Ronald A. Walrod
                                          --------------------------------
                                      Title: President & CEO
                                             -----------------------------

                                      By: /s/ Joseph G. Martinez
                                          --------------------------------
                                      Title: Senior VP
                                             -----------------------------

                      ADDENDUM TO STANDARD INDUSTRIAL LEASE
                  (JMAR TECHNOLOGIES - 10905 TECHNOLOGY PLACE)

This ADDENDUM TO STANDARD INDUSTRIAL LEASE ("Addendum") is attached to and made a part of that certain Standard Industrial Lease by and between COLLINS-TECH R.B., a California limited partnership ("Landlord"), and JMAR TECHNOLOGIES, INC., a California corporation ("Tenant"), dated July 1, 2005 (the "Lease"), for premises located at 10905 Technology Place, San Diego, California (the "Premises"). Landlord and Tenant hereby agree that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be deemed to be a part of the Lease and shall supersede, to the extent appropriate, any contrary provision of the Lease. All references to the "Lease" in this Addendum shall be construed to mean the Lease, and any and all exhibits and/or other addenda thereto, as amended and supplemented by this Addendum. All capitalized terms used in this Addendum, unless specifically defined in this Addendum, shall have the same meaning as such terms have in the Lease.

            25.   OPTIONAL LETTER OF CREDIT.

                  25.1 Tenant shall have the right to substitute a Letter of Credit for all but Thirty Thousand, Six Hundred Five Dollars ($30,605) of the Security Deposit described in Section 1.6 and Article 5. Tenant may do so within thirty (30) days of the execution and delivery of this Lease by both parties. Such Letter of Credit shall be issued by a financial institution in a form and substance acceptable to Landlord. The Letter of Credit shall have an original term of no less than one year with provisions for extensions unless sixty (60) days prior notice is given to Landlord by the issuing bank. The Letter of Credit shall provide for partial draws. Tenant shall keep the Letter of Credit, at its expense, in full force and effect throughout the term of this Lease.

                  25.2 Upon the happening of any "Draw Event" (as defined below), Landlord or its assignee, at its option, may present its written demand for payment of the entire face amount of the Letter of Credit and the funds so obtained shall become due and payable to Landlord or its assignee, and at the election of Landlord shall be (i) held and applied as a part of the Security Deposit pursuant to the provisions of Article 5 above, or (ii) shall be applied directly to any then-uncured Event of Default. In connection with any such demand, Landlord shall be required only to present to the issuing bank a statement providing substantially as follows: "The undersigned, being a duly authorized representative or officer of Collins - Tech R.B., a California limited partnership ("Landlord"), hereby represents that Landlord is entitled to draw on this letter of credit pursuant to that certain Standard Industrial Net Lease by and between Landlord and JMAR Technologies, Inc., a Delaware corporation, dated July 1, 2005, as amended, for the premises located at 10905 Technology Place, San Diego, California."

                  25.3 A "Draw Event" shall mean any of the following:

                        (a) Tenant becomes or is the subject of any bankruptcy, insolvency or similar proceeding or event, or upon the occurrence of an Event of Default under Section 21(d).

                        (b) Upon the occurrence of an Event of Default under Sections 21(a), 21(b) or 21(c) (i.e., the events described in such sections have occurred and all applicable notice and/or grace periods, if any, have expired), and (i) Landlord has given Tenant notice of its intention to draw upon the Letter of Credit (a "Draw Notice"), and (ii) Tenant has failed to completely and fully cure such Event of Default (including without limitation the reimbursement of all of Landlord's attorneys' fees) within ten (10) days after the giving of such Draw Notice.

                        (c) The Letter of Credit is not extended, or a substitute Letter of Credit meeting the requirements of this Section or cash is not provided, within thirty (30) days prior to its expiration (which non-renewal and failure to provide a substitute Letter of Credit meeting the requirements of this Section or cash itself shall constitute an Event of Default under the Lease immediately without further notice).

It is distinctly understood and agreed that the giving of any Draw Notice is not a condition to the declaration of any Event of Default, and any Event of Default that has occurred shall continue in existence notwithstanding the giving of Draw Notice. Without limiting any other provision of this Lease, following any Event of Default and prior to the cure, if any, of such Event of Default as allowed pursuant to subsection (b) above), Landlord shall have the right to avail itself of any and all rights and remedies arising out of such Event of Default, including the commencement and prosecution of any unlawful detainer or other action or proceeding.

                  25.4 The Security Deposit shall be reduced by Fifty Thousand Dollars $50,000 at the end of the Second Lease Year and $25,000 at the end of each Lease Year thereafter provided that any such reduction shall be postponed for one year if Landlord is entitled to impose a late charge under Section 22.4, twice in the preceding 12-month period. In no event shall the Security Deposit comprise less than Thirty Thousand, Six Hundred Five Dollars ($30,605) in cash.

                                   "ADDENDUM"

            26. OPTION TO EXTEND TERM.

                  26.1 Tenant shall have the option (the "Option") to extend the term of this Lease for one (1) additional period of five (5) years ("Option Term") upon all of the terms and conditions of this Lease, other than the Minimum Monthly Rent, which shall be determined as described below. The Option must be exercised, if at all, by Tenant giving Landlord written notice of the exercise thereof no more than twelve (12) months and no less than nine (9) months prior to the expiration of this Lease Term. Any failure of Tenant to give due notice of its exercise of the Option within the required time shall constitute an irrevocable election on the part of Tenant not to exercise the Option, and this Lease shall expire at the end of the Term. Tenant shall have no other right to extend this Lease Term beyond the Option Term described herein. Notwithstanding anything set forth herein to the contrary, if on the date of giving the notice or the date the Option Term is to commence, there exists any Event of Default on the part of Tenant under this Lease, Tenant's notice shall be deemed ineffective, the Option Term shall not commence and this Lease shall expire as scheduled. In addition, any due exercise of Tenant's option hereunder shall be voidable by Landlord if, at the time of such exercise, there existed any condition of default on the part of Tenant with respect to which Landlord had given a notice of default under Section 21 and Tenant thereafter fails to cure such default within any applicable cure period.

                  26.2 The Minimum Monthly Rent during the Option Term initially shall be the "Fair Market Rental Value" of the Premises, as defined below, as of the first day of the Option Term; provided, however, that in no event shall the Minimum Monthly Rent for any portion of the Option Term be less than the Minimum Monthly Rent in effect for the last month of the Term immediately preceding the commencement of the Option Term, regardless of any determination of a Fair Market Rental Value pursuant to the other provisions of this Section that would result in a lower Minimum Monthly Rent.

                  26.3 Upon exercise of the Option, Landlord and Tenant shall, in good faith, attempt to reach a mutually acceptable Fair Market Rental Value of the Premises and consequent Minimum Monthly Rent for the Option Term. If Landlord and Tenant cannot agree upon the Fair Market Rental Value within thirty
(30) business days of Tenant's exercise of the Option, then within ten (10) days thereafter, Landlord and Tenant shall each select and notify the other of the name of an "Evaluator," who, for purposes of this Section, shall be an independent and impartial real estate professional (such as a licensed real estate agent) having more than ten years' experience in the leasing of space comparable to the Premises. Each Evaluator shall promptly proceed to select a third Evaluator, who shall have the aforesaid qualifications of an Evaluator. Such third Evaluator shall determine the Fair Market Rental Value of the Premises and shall deliver to both Landlord and Tenant a copy of such determination within thirty (30) days after his or her appointment as the third Evaluator. The parties agree that the third Evaluator's determination as aforesaid shall be considered as the Fair Market Rental Value of the Premises and shall be conclusive and binding upon Landlord and Tenant. If the original two Evaluators shall fail to agree upon the selection of a third Evaluator, the same shall be designated by the president of the San Diego Board of Realtors, or any successor organization thereto. Landlord and Tenant shall each pay any fees of their own Evaluator and shall share equally the fees of the third Evaluator, if any.

                  26.4 As used herein, the term "Fair Market Rental Value" shall mean the rent for space comparable to the Premises in the Rancho Bernardo area of the County of San Diego that a willing, comparable Tenant would pay to a willing Landlord, neither of whom is compelled to rent, at arms length, on all of the terms and conditions of the Lease (other than the Minimum Monthly Rent, which is to be determined pursuant to this Section). In determining the Fair Market Rental Value, it shall be assumed that Landlord has fully paid any and all leasing costs (including without limitation tenant improvement costs, leasing commissions and tenant concessions), that might be prevalent in the marketplace. The determination of Fair Market Rental Value shall also include any appropriate adjustments over the term of the Option Term in the Minimum Monthly Rent based on the cost of living or otherwise (including any minimums and maximums in the adjustment thereof), and without regard to any leasing costs (including without limitation tenant improvement costs, leasing commissions and tenant concessions), that might be prevalent in the marketplace.

                  26.5 No brokerage commissions or fees shall be payable by Landlord in connection with any extension of the Lease Term pursuant to the Option contained in this Section.

            27. ROOF PENETRATIONS AND EQUIPMENT.

                  27.1 Tenant shall have the right, at its sole cost and expense and subject to Landlord's reasonable approval and any approvals required by the City of San Diego, to place telecommunications equipment, satellite dish(es) and antenna(e) together with all wiring or other connections therefor (collectively, the "Roof Items"), on the roof of the Building in a location reasonably designated by Landlord. If any such installation interferes with the operations or installations of any other tenant or of Landlord installed prior to the installation of Tenant's equipment, Tenant shall, at its sole cost and expense, at Landlord's request relocate or modify its installation to eliminate any such interference.

                                   "ADDENDUM"

                  27.2 Landlord shall, at Tenant's cost, cooperate with Tenant in the procurement of necessary permits or zoning variances for the Roof Items and execute all documents required to obtain necessary permits or zoning variances.

                  27.3 Tenant shall follow any reasonable recommendations of Landlord's roofing contractor with respect to the installation of the Roof Items. Following the installation of the Roof Items, Landlord's roofing contractor shall inspect the same and Tenant shall conduct such repairs, maintenance or other installations as may be recommended by Landlord's roofing contractor related to such installation. All such repairs as well as the costs of Landlord's roofing contractor in conducting such inspections, shall be borne by Tenant. In the event Landlord contemplates roof repair or requires access that requires temporary removal or relocation of the Roof Items, or which may result in an interruption in Tenant's telecommunication services, Landlord shall, if practicable, notify Tenant at least thirty (30) days prior to such contemplated work in order to allow Tenant to make other arrangements for such services. The cost or removal and re-installation of any Roof Items affected thereby shall be borne by Tenant. Tenant shall not be required to relocate any of its Roof Items to accommodate the needs of any other tenant or occupant of the Building. Tenant or its agents or representatives shall be permitted use of and access to the roof for the purposes stated herein. Tenant shall give Landlord at least ten (10) days prior notice of its intention to install any additional Roof Items and shall afford Landlord a reasonable opportunity to have its representative present during such installation.

                  27.4 Upon termination of the Lease, Tenant shall disconnect and remove such Roof Items, and fully repair and restore the roof to the same condition than prior to installation of the Roof Items, normal wear and tear excepted. Tenant's obligations with respect to the Roof Items are identical to Tenant's obligations with respect to the Premises pursuant to the Lease, including without limitation maintenance, insurance and indemnification. Provided, however, that at the sole discretion of Landlord, Tenant may leave some or all of its Roof Items in place after the expiration or earlier termination of the Lease.

                  27.5 The Roof Items may be used solely by Tenant in connection with Tenant's own business. Tenant acknowledges and agrees that the rooftop access for antenna(e) and communications devices is a valuable asset of Landlord's, and Landlord's ability to rent such rooftop access to other companies providing telecommunications services would be severely curtailed or impaired should Tenant offer the same rooftop access to persons or entities providing the same or similar services to others. Accordingly, the Roof Items shall not be in any way used, leased or made available to anyone other than Tenant, whether for free or at a charge, except (i) in connection with Tenant's business conducted in the Premises, (ii) in the instance of other companies transmitting information in common with information being transmitted as part of Tenant's own business.

                  27.6 All Roof Items shall be placed a sufficient distance from the front of the Center parapet such that no Roof Items are visible from pedestrians or vehicles on any public street.

            28. NO OTHER CHANGE. Except as specifically set forth in this Addendum, all of the terms and conditions of the Lease and any other addendum thereto shall remain unchanged and in full force and effect.

                                      LANDLORD:

                                      COLLINS-TECH R.B.
                                      a California general partnership

                                      By: CDC FINANCIAL INVESTORS GP I, a
                                      California limited liability company,
                                          General Partner

                                          By: COLLINS DEVELOPMENT
                                              COMPANY, INC., a California
                                              corporation, Manager

                                              By: /s/ Robert Petersen
                                                  _________________________

                                              Title:
                                                     ______________________

                                              By: /s/ E. Tyler Miller
                                                  _________________________
                                              Title:
                                                     ______________________

                                      TENANT:

                                      JMAR TECHNOLOGIES, INC.,
                                      a Delaware corporation

                                      By: /s/ Ronald A. Walrod
                                          _________________________________
                                      Title:  President & CEO
                                             ______________________________

                                      By: /s/ Joseph G. Martinez
                                          _________________________________
                                      Title:  Senior VP
                                             ______________________________

                                   "ADDENDUM"

               CONSTRUCTION ADDENDUM TO STANDARD INDUSTRIAL LEASE
                  (JMAR TECHNOLOGIES - 10905 TECHNOLOGY PLACE)

This CONSTRUCTION ADDENDUM TO STANDARD INDUSTRIAL LEASE ("Construction Addendum") is attached to and made a part of that certain Standard Industrial Lease by and between COLLINS-TECH R.B., a California limited partnership ("Landlord"), and JMAR TECHNOLOGIES, INC., a Delaware corporation ("Tenant"), dated July 1, 2005 (the "Lease"), for premises located at 10905 Technology Place, San Diego, California (the "Premises"). Landlord and Tenant hereby agree that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be deemed to be a part of the Lease and shall supersede, to the extent appropriate, any contrary provision of the Lease. All references to the "Lease" in this Construction Addendum shall be construed to mean the Lease, and any and all exhibits and/or other addenda thereto, as amended and supplemented by this Construction Addendum. All capitalized terms used in this Construction Addendum, unless specifically defined in this Construction Addendum, shall have the same meaning as such terms have in the Lease.

            29. TENANT IMPROVEMENTS; ALLOWANCE; FIRE SPRINKLERS.

                  29.1 Landlord, at Landlord's sole expense, shall construct a fire sprinkler safety system (including upgrades to the existing system) (collectively the "Fire Sprinklers") in accordance with plans and specifications prepared by Bunche Architects.

                  29.2 Notwithstanding the foregoing, Landlord shall not be required to expend more than One Hundred Fifty Thousand Dollars ($150,000) (the "Maximum Amount") for the construction of the Fire Sprinklers. Such costs shall include any and all costs and expense spent or incurred by Landlord in the design, permitting, construction, clean up, upgrading, retrofitting, supervising, or otherwise preparing the Premises and the Building for the installation of the Fire Sprinklers. If the Maximum Amount is insufficient to pay the costs of the Fire Sprinklers, Landlord shall give Tenant notice thereof within a reasonable time after Landlord determines that such a shortfall will exist. Tenant shall, within five (5) business days after such notice, elect whether to pay the shortfall or terminate this Lease.

                  29.3 Within 90 days after delivery of possession of the Premises to Tenant for any purpose, Tenant will complete an inspection and testing of the Premises and its systems, including without limitation the HVAC, electrical, mechanical, plumbing, ceiling tiles, lights and lenses, and ceiling grid work. In addition to Tenant's acknowledgements and agreements set forth in the Lease, except for Landlord's agreement to install the Fire Sprinklers as provided above, upon Tenant's completion of such inspection and testing Tenant shall accept the Premises in its current "AS-IS, WHERE-IS" condition and configuration.

            30. TENANT IMPROVEMENTS BY TENANT; TENANT IMPROVEMENT ALLOWANCE.

                  30.1 TENANT IMPROVEMENT ALLOWANCE. Tenant intends to construct certain initial improvements in the Premises (the "Tenant Improvements"). Tenant shall be entitled to a one-time tenant improvement allowance of up to Three Hundred Forty-Six Thousand Two Hundred Dollars $346,200 (the "Allowance") for the costs relating to the design and construction of the Tenant Improvements. In no event shall Landlord be obligated to make disbursements pursuant to this Construction Addendum in a total amount that exceeds the Allowance.

                  30.2 ALLOWANCE ITEMS. Except as otherwise set forth in this Construction Addendum, the Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Allowance Items"):

                        (a) Payment of the fees of the "Architect" and the "Engineers," as defined in Section 29.4 of this Construction Addendum, which fees shall, notwithstanding anything to the contrary contained in this Construction Addendum, not exceed an aggregate amount equal to $30,000, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as defined in Section
29.4 of this Construction Addendum;

                        (b) The payment of plan check, building permit and license fees relating to construction of the Tenant Improvements;

                        (c) The cost of constructing the Tenant Improvements, including, without limitation, testing and inspection costs, , utility usage, and trash removal costs, and contractors' fees and general conditions;

                        (d) The cost of any changes in the Premises or the Building when such changes are required by the Construction Drawings;

                             "CONSTRUCTION ADDENDUM"

                        (e) The cost of any changes to the Construction Drawings or Tenant Improvements required by applicable building code ("Code");

                        (f) Sales and use taxes;

                        (g) Title 24 fees; and

                        (h) All other actual costs to be expended by Landlord in connection with the construction of the Tenant Improvements.

                  30.3 DISBURSEMENT OF ALLOWANCE. During the construction of the Tenant Improvements, no more frequently than monthly, Landlord shall make disbursements of the Allowance for Allowance Items and/or shall authorize the release of monies as follows:

                        (a) PERIODIC DISBURSEMENTS. To obtain a disbursement of the Allowance, Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," defined in Section 29.5 of this Construction Addendum, approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed, (ii) invoices from all of "Tenant's Construction Agents," as defined in Section 29.5(b) of this Construction Addendum, for labor rendered and materials delivered to the Premises, (iii) executed mechanic's lien releases from all of Tenant's Construction Agents; and (iv) all other information reasonably requested by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request. Thereafter, Landlord shall deliver a check to Tenant made jointly payable to Contractor, any subcontractor, and Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section, less a ten percent (10%) retention (the aggregate amount of such retentions shall collectively referred to herein as the "Final Retention"), and (B) the balance of any remaining available portion of the Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the Approved Working Drawings (defined in Section 29.4(d) below), or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

                        (b) FINAL RETENTION. Subject to the provisions of this Construction Addendum, a check for the Final Retention payable jointly to Contractor, any other applicable Tenant's Construction Agents, and Tenant shall be delivered by Landlord to Tenant following the completion of construction of the Tenant Improvements, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases, (ii) Landlord has determined that no substandard work exists that adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building, and (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.

                        (c) OTHER TERMS. Landlord shall only be obligated to make disbursements from the Allowance to the extent costs are incurred by Tenant for Allowance Items.

                  30.4 CONSTRUCTION DRAWINGS.

                        (a) SELECTION OF DRAWINGS. Tenant shall retain an architect/space planner approved by Landlord (the "Architect") to prepare the Construction Drawings. If appropriate, Tenant shall retain engineering consultants approved by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC and life safety (excluding the Fire Sprinklers described in Section 25) in the Premises. The plans and drawings to be prepared by the Architect and the Engineers hereunder shall be referred to collectively herein as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications determined by Landlord, and shall be subject to Landlord's approval. Landlord's review of the Construction Drawings shall be for its sole purpose and shall not obligate Landlord to review the same for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance that may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section of the Lease shall specifically apply to the Construction Drawings.

                            "CONSTRUCTION ADDENDUM"

                        (b) PRELIMINARY AND FINAL SPACE PLANS. Attached hereto as Exhibit D is a copy of the preliminary space plan for the Tenant Improvements, which preliminary plan is approved by Landlord and Tenant. Landlord acknowledges that Tenant will reduce the number of demised private offices and other planned improvements in the mezzanine area of the Premises and will make modifications to reduce the number of laser laboratories and to move the "chiller room" outside to the fenced storage area behind the Facility. Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

                        (c) FINAL WORKING DRAWINGS. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, BTU calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form that is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within ten (10) business days after Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith.

                        (d) APPROVED WORKING DRAWINGS. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the city and other governmental agencies having jurisdiction for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

                  30.5 TENANT'S SELECTION OF CONTRACTORS.

                        (a) THE CONTRACTOR. A licensed general contractor ("Contractor") selected by Tenant and approved by Landlord shall be retained by Tenant to construct the Tenant Improvements.

                        (b) TENANT'S CONSTRUCTION AGENTS. All subcontractors, laborers, materialmen, and suppliers used by Tenant (collectively, "Tenant's Construction Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. The term "Tenant's Construction Agents" shall include Contractor. If Landlord does not approve any proposed Tenant's Construction Agents, Tenant shall submit other proposed Tenant's Construction Agents for Landlord's written approval. Notwithstanding the foregoing, Tenant shall retain subcontractors approved by Landlord in connection with any structural, roof, mechanical, electrical, plumbing or heating, air-conditioning or ventilation work to be performed in the Premises.

                  30.6 CONSTRUCTION OF TENANT IMPROVEMENTS BY TENANT'S
            CONSTRUCTION AGENTS.

                        (a) GENERAL CONSTRUCTION CONTRACT; COST BUDGET. Prior to Tenant's execution of the general construction contract and general conditions with Contractor (the "General Contract"), Tenant shall submit the General Contract to Landlord for its approval. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or that have been incurred, in connection with the design and construction of the Tenant Improvements, which costs form a basis for the amount of the General Contract (the "Final Costs").

                            "CONSTRUCTION ADDENDUM"

                        (b) LANDLORD'S GENERAL CONDITIONS. Tenant's and Tenant's Construction Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings, (ii) Tenant's Construction Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor, and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Construction Agents of any changes that are necessary thereto, and Tenant's Construction Agents shall adhere to such corrected schedule, and (iii) Tenant shall abide by all rules made by Landlord with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Construction Addendum, including, without limitation, the construction of the Tenant Improvements.

                        (c) INDEMNITY. Tenant's indemnity of Landlord as set forth in Section 13 of the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Construction Agents, or anyone directly or indirectly employed by any of them, or in connection with the Tenant Improvements.

                        (d) REQUIREMENTS OF TENANT'S CONSTRUCTION AGENTS. Each of Tenant's Construction Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Construction Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Commencement Date of the Lease. The correction of such work shall include, without additional charge, all additional expenses and damage incurred in connection with such removal or replacement of all or any part of the Tenant Improvements and/or the Premises or the Center and/or Common Facilities. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the General Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant shall give Landlord any assignment or other assurances that may be necessary to effect such right of direct enforcement.

                  30.7 INSURANCE REQUIREMENTS.

                        (a) GENERAL COVERAGES. All of Tenant's Construction Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant under the Lease.

                        (b) SPECIAL COVERAGES. Tenant shall carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Construction Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $3,000,000 combined single limit, and in form and with companies as are required to be carried by Tenant under the other provisions of the Lease.

                        (c) GENERAL TERMS. Certificates for all insurance carried pursuant to this Section shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days' prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Construction Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord. All policies carried under this Section shall insure Landlord and Tenant, as their interests may appear, as well as Tenant's Construction Agents. All insurance, except Workers' Compensation, maintained by Tenant's Construction Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. Landlord may, in its discretion, require Tenant to require its contractors obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Landlord as a co-obligee.

                  30.8 GOVERNMENTAL COMPLIANCE. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American

                            "CONSTRUCTION ADDENDUM"

Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

                  30.9 INSPECTION BY LANDLORD. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that if Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air-conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or the use of the building or Center by any other occupant thereof, Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

                  30.10 MEETINGS. During the design and construction of the Tenant Improvements, Landlord, at Landlord's election, shall hold weekly meetings with the Tenant, Architect, the Contractor and such of Tenant's Construction Agents as Landlord may reasonably require regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements.

                  30.11 NOTICE OF COMPLETION; COPY OF RECORD SET OF PLANS. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Center is located, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of mylar as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

                  30.12 MISCELLANEOUS.

                        (a) TIME OF THE ESSENCE. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

                        (b) TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in the Lease, if an Event of Default as described in Section 21 of the Lease has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Construction Addendum shall be forgiven until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

                            "CONSTRUCTION ADDENDUM"

            31. NO OTHER CHANGE. Except as specifically set forth in this Construction Addendum, all of the terms and conditions of the Lease and any other addendum thereto shall remain unchanged and in full force and effect.

                                       LANDLORD:

                                       COLLINS-TECH R.B.
                                       a California general partnership

                                       By: CDC FINANCIAL INVESTORS GP I, a
                                       California limited liability company,
                                           General Partner

                                           By: COLLINS DEVELOPMENT
                                               COMPANY, INC., a California
                                               corporation, Manager

                                               By: /s/ Robert Petersen
                                                  ______________________________
                                               Title:
                                                     ___________________________

                                               By: /s/ E. Tyler Miller
                                                  _____________________________
                                               Title:
                                                     ___________________________

                                       TENANT:

                                       JMAR TECHNOLOGIES, INC.,
                                       a Delaware corporation

                                       By: /s/ Ronald A. Walrod
                                          _____________________________
                                       Title:  President & CEO
                                             __________________________

                                       By: /s/ Joseph G. Martinez
                                          _____________________________
                                       Title:  Senior VP
                                             __________________________

                            "CONSTRUCTION ADDENDUM"

                                   EXHIBIT "A"
                          SITE/FLOOR PLAN OF PREMISES/
                              DESCRIPTION OF CENTER

                               Exhibit A - Page i

                                   EXHIBIT "B"
                              RULES AND REGULATIONS

The following Rules and Regulations shall apply to the Center. Tenant agrees to comply with the same and to require its agents, employees, contractors, customers and invitees to comply with the same. Landlord shall have the right from time to time to amend or supplement these Rules and Regulations, and Tenant agrees to comply, and to require its agents, employees, contractors, customers and invitees to comply, with such amended or supplemented Rules and Regulations, provided that (a) notice of such amended or supplemental Rules and Regulations is given to Tenant, and (b) such amended or supplemental Rules and Regulations apply uniformly to all tenants of the Center. If Tenant or its subtenants, employees, agents, or invitees violate any of these Rules and Regulations, resulting in any damage to the Center or increased costs of maintenance of the Center, or causing Landlord to incur expenses to enforce the Rules and Regulations, Tenant shall pay all such costs to Landlord. In the event of any conflict between the Lease and these or any amended or supplemental Rules and Regulations, the provisions of the Lease shall control.

1. Tenant shall be responsible at its sole cost for the removal of all of Tenant's refuse or rubbish. All garbage and refuse shall be disposed of outside of the Premises, shall be placed in the kind of container specified by Landlord, and shall be prepared for collection in the manner and at the times and places specified by Landlord. If Landlord provides or designates a service for picking up refuse and garbage, Tenant shall use the same at Tenant's sole cost. Tenant shall not burn any trash or garbage of any kind in or about the Premises. If Landlord supplies janitorial services to the Premises, Tenant shall not, without Landlord's prior written consent, employ any person or persons other than Landlord's janitorial service to clean the Premises.

2. No aerial, satellite dish, transceiver, or other electronic communication equipment shall be erected on the roof or exterior walls of the Premises, or in any other part of the Center, without Landlord's prior written consent. Any aerial, satellite dish, transceiver, or other electronic communication equipment so installed without Landlord's prior written consent shall be subject to removal by Landlord without notice at any time and without liability to Landlord.

3. No loudspeakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Premises without Landlord's prior written consent. Tenant shall conduct its business in a quiet and orderly manner so as not to create unnecessary or unreasonable noise. Tenant shall not cause or permit any obnoxious or foul odors that disturb the public or other occupants of the Center. If Tenant operates any machinery or mechanical equipment that causes noise or vibration that is transmitted to the structure of the Building, or to other parts of the Center, to such a degree as to be objectionable to Landlord or to any other occupant of the Center, Tenant shall install and maintain, at Tenant's expense, such vibration eliminators or other devices sufficient to eliminate the objectionable noise or vibration.

4. Tenant shall keep the outside areas immediately adjoining the Premises clean and free from dirt, rubbish, pallets and other debris to the satisfaction of Landlord. If Tenant fails to cause such outside areas to be maintained as required within twelve (12) hours after verbal notice that the same do not so comply, Tenant shall pay a fee equal to the greater of Fifty Dollars ($50.00) or the costs incurred by Landlord to clean up such outside areas.

5. Tenant shall not store any merchandise, inventory, equipment, supplies, finished or semi-finished products, raw materials, or other articles of any nature outside the Premises (or the building constructed thereon if the Premises includes any outside areas) without Landlord's prior written consent.

6. Tenant and Tenant's subtenants, employees, agents, or invitees shall park only the number of cars allowed under the Lease and only in those portions of the parking area designated for that purpose by Landlord. Upon request by Landlord, Tenant shall provide the license plate numbers of the cars of Tenant and Tenant's employees in order to facilitate enforcement of this regulation. Tenant and Tenant's employees shall not store vehicles or equipment in the parking areas, or park in such a manner as to block any of the accessways serving the Center and its occupants.

7. The Premises shall not be used for lodging, sleeping, cooking, or for any immoral or illegal purposes, or for any purpose that will damage the Premises or the reputation thereof. Landlord reserves the right to expel from the Center any person who is intoxicated or under the influence of liquor or drugs or who shall act in violation of any of these Rules and Regulations. Tenant shall not conduct or permit any sale by auction on the Premises. No video, pinball, or similar electronic game machines of any description shall be installed, maintained or operated upon the Premises without the prior written consent of Landlord.

8. Neither Tenant nor Tenant's employees or agents shall disturb, solicit, or canvas any occupant of the Center, and Tenant shall take reasonable steps to discourage others from doing the same.

9. Tenant shall not keep in, or allow to be brought into, the Premises or Center any pet, bird or other animal, other than "seeing-eye" dogs or other animals under the control of and specifically assisting any disabled person.

10. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be disposed of therein. The expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant. Tenant shall not waste or use any excessive or unusual amount of water.

11. Tenant shall use, at Tenant's cost, such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

12. Tenant will protect the carpeting from undue wear by providing carpet protectors under chairs with casters, and by providing protective covering in carpeted areas where spillage or excessive wear may occur.

                               Exhibit B - Page i

13. Tenant shall be responsible for repair of any damage caused by the moving of freight, furniture or other objects into, within, or out of the Premises or the Center. No heavy objects (such as safes, furniture, equipment, freight, etc.) shall be placed upon any floor without Landlord's prior written approval as to the adequacy of the allowable floor loading at the point where the objects are intended to be moved or stored. Landlord may specify the time of moving to minimize any inconvenience to other occupants of the Center. If the Building is equipped with a freight elevator, all deliveries to and from the Premises shall be made using the freight elevator during the time periods specified by Landlord, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate.

14. Without Landlord's prior written consent, no drapes or sunscreens of any nature shall be installed in the Premises and the sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the building shall not be covered or obstructed. Landlord shall have the right to specify the type of window coverings that may be installed, at Tenant's expense. Tenant shall not mark, drive nails, screw or drill into, paint, or in any way deface any surface or part of the building. Notwithstanding the foregoing, Tenant may hang pictures, blackboards, or similar objects, provided Tenant repairs and repaints any nail or screw holes, and otherwise returns the premises to the condition required under the Lease and the expiration or earlier termination of the Lease Term. The expense of repairing any breakage, stoppage, or damage resulting from a violation of this rule shall be borne by Tenant.

15. No electrical wiring, electrical apparatus, or additional electrical outlets shall be installed in the Premises without Landlord's prior written approval. Any such installation not so approved by Landlord may be removed by Landlord at Tenant's expense. Tenant may not alter any existing electrical outlets or overburden them beyond their designed capacity. Landlord reserves the right to enter the Premises, with reasonable notice to Tenant, for the purpose of installing additional electrical wiring and other utilities for the benefit of Tenant or adjoining tenants. Landlord will direct electricians as to where and how telephone and affixed wires are to be installed in the Premises. The location of telephones, call boxes, and other equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

16. If Tenant's use of the Premises involves the sale and/or preparation of food, Tenant shall at all times maintain a health department rating of "A" (or such other highest health department or similar rating as is available). Any failure by Tenant to maintain such "A" rating twice in any twelve (12) month period shall, at the election of Landlord, constitute a noncurable Event of Default under the Lease.

17. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

18. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

19. If Tenant occupies any air-conditioned space, Tenant shall keep entry doors opening onto corridors, lobby or courtyard closed at all times. All truck and loading doors shall be closed at all times when not in use.

20. Tenant shall not paint any floor of the Premises without Landlord's prior written consent. Prior to surrendering the Premises upon expiration or termination of the Lease, Tenant shall remove any paint or sealer therefrom (whether or not previously permitted by Landlord) and restore the floor to its original condition as of the Commencement Date, reasonable wear and tear excepted. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord.

                                  RAW      JGM
                           ______________________________
                                Tenant's Initials

                              Exhibit B - Page ii

                                   EXHIBIT "C"

                      ONE TECHNOLOGY PLACE INDUSTRIAL PARK
                                RANCHO BERNARDO
                              SAN DIEGO, CALIFORNIA
                                  SIGN CRITERIA

PURPOSE: The purpose of these sign criteria is to establish optimum tenant identification with overall harmony of design for One Technology Place.

CONFORMANCE:            Conformance to these criteria will be strictly enforced.
                        Non-conforming or unapproved signs shall be brought into conformance or removed at the expense of the tenant within thirty (30) days written notice.

PAYMENT: The tenant responsibility for costs of identification signs is indicated with the sample drawings. The tenant shall pay for all installation and maintenance, as well as all necessary permits and approvals.

APPROVALS:              All drawings, designs, colors, typestyles, and logos
                        shall be submitted to the owner for specific approval prior to fabrication. Only approved copy/logos shall be incorporated in each sign.

UNACCEPTABLE
SIGN TYPES:             The following sign types are unacceptable as tenant
                        identifications signs:

                        A. Hand-painted lettering, signs employing luminous paint, painted paper or cardboard signs, stickers or decals hung around or behind glass.

                        B. Advertising placards, pennants, names, insignias, trademarks, or descriptive material within four
                              (4) feet of the inside of the glass panes and window/door supports or upon the exterior walls of the building or storefront.

                        C.    Animated, flashing or audible signs.

                        D.    Political posters, displays, campaign signs, etc.

                        E.    Individual channel letters.

                        F. Pole signs, or other free-standing ground signs, other than those indicated above.

BASIC SIGN
CONSTRUCTION:           A.    No exposed conduit, tubing, lamps or raceways,
                              miscellaneous cabinets, conductors, transformers and other equipment shall be permitted.

                        B. Non-corrosive construction materials including bolts, framing and clips shall be used on all exterior wall signs.

                        C. All signs and their installation must comply with local building and electrical codes.

EXCEPTIONS:             No exceptions to the above criteria shall be permitted
                        without the express written authorization of the owner.

                                 TYPES OF SIGNS

GROUND SIGN:

Those buildings provided with free-standing monument type signs may identify up to four (4) tenants. Allocation of available sign area will be at the discretion of the owner. Each tenant is responsible for providing camera-ready artwork including logo, if required. Tenant is responsible for the cost of screen printing of name and logo, and installation. The copy area available on each of the (4-way) standard tenant signs is 8" x 41".

BUILDING WALL IDENTIFICATION SIGN:

Each tenant with exclusive building entry is required to display one wall identification sign. These will be 8'0" x 1.6" with a copy area of 7'5" x 11-1/2". They will be black anodized black Kynar aluminum cans with while lettering. Tenant is responsible for the cost of lettering and installation.

ENTRY DOOR IDENTIFICATION:

Tenant identification is screen-printed white on existing dark tinted glass door. Copy area is 10" x 18". Tenant is responsible for cost of screen-printing.

BACKDOOR IDENTIFICATION

Finished aluminum cans are provided. Tenant is responsible for cost of lettering and installation. There are two sizes depending on building height.

TYPE II -               Buildings A, D, E, G, J
                        Name: Copy area 4" x 13-3/4"
                        Information: 3 lines copy 1" x 16-1/4"

TYPE V -                Buildings B, C, F, H, K
                        Name: Copy area 4" x 13-3/4"
                        Information: 3 lines copy 1" x 16-1/4"

                                                                    RAW JGM
                                                                  ------------
                                                                    INITIALS

                                   EXHIBIT "D"

                             PRELIMINARY SPACE PLAN

                                  See Attached.

                               Exhibit D - Page i

                                  [SPACE PLAN]

                                  [SPACE PLAN]